UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07391

AB UNCONSTRAINED BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.18

ANNUAL REPORT

AB UNCONSTRAINED BOND FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Unconstrained Bond Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB UNCONSTRAINED BOND FUND | 1

ANNUAL REPORT

December 11, 2018

This report provides management’s discussion of fund performance for AB Unconstrained Bond Fund for the annual reporting period ended October 31, 2018.

The Fund’s investment objective is to generate current income consistent with preservation of capital.

NAV RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	6 Months	12 Months
AB UNCONSTRAINED BOND FUND
Class A Shares	-0.74%	-1.01%
Class B Shares[1]	-1.12%	-1.65%
Class C Shares	-1.01%	-1.64%
Advisor Class Shares[2]	-0.60%	-0.64%
Class R Shares[2]	-0.84%	-1.21%
Class K Shares[2]	-0.67%	-0.89%
Class I Shares[2,3]	-0.58%	-0.71%
Class Z Shares[2]	-0.57%	-0.70%
Primary Benchmark: ICE BofA ML 3-Month US T-Bill Index	0.99%	1.68%
Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	0.32%	0.20%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Intercontinental Exchange Bank of America Merrill Lynch (“ICE BofA ML”) 3-Month US Treasury Bill (“T-Bill”) Index, and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged) for the six- and 12-month periods ended October 31, 2018.

During the 12-month period, all share classes of the Fund underperformed the primary benchmark, before sales charges. Country allocation (a result of bottom-up security analysis combined with fundamental research) and yield-curve positioning detracted from relative performance, primarily

2 | AB UNCONSTRAINED BOND FUND	abfunds.com

because of the Fund’s positioning in the US and Mexico, although a position in Brazil was a modest positive. Currency investments were also negative. Gains from long positions in the Czech koruna and Polish zloty were more than offset by losses from short positions in the South African rand and the euro, as well as a long in the Argentine peso. Sector and security selection contributed due to positions in high-yield corporates, emerging-market sovereigns and non-agency mortgages.

During the six-month period, all share classes of the Fund underperformed the primary benchmark, before sales charges. Country and yield-curve positioning detracted, primarily within the US and Mexico, while a position in Canada contributed. Currency investments were negative, primarily because of a long position in the Argentine peso and a short in the Turkish lira. A short position in the British pound and long in the Mexican peso added to returns. Sector and security selection were positive, helped most by a position in emerging-market sovereigns.

During both periods, the Fund utilized derivatives in the form of interest rate swaps, futures and interest rate swaptions to manage and hedge duration risk and/or take active yield-curve positioning. The Fund also utilized currency forwards and currency options, both written and purchased, to hedge foreign currency exposure and to take active currency risk. Purchased and written equity options for hedging and investment purposes detracted for both periods, in absolute terms. Credit default swaps, both single name and index, were used to manage and hedge investment-grade and high-yield credit risk taken through cash bonds. Total return swaps and variance swaps were used to take active risk and as hedging tools against other active equity-like risks in the Fund.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets had mixed performance over the 12-month period, as volatility spiked in the latter part of the period on tighter monetary policy and the onset of a global trade war. Developed-market treasuries rallied, outperforming the positive returns of emerging-market local-currency government bonds, while global high yield and investment-grade securities ended the period in negative territory. A stronger US dollar, slowing Chinese growth, the global trade war and a hawkish US Federal Reserve (the “Fed”) weighed on emerging markets. Developed-market yield curves moved in different directions (bond yields move inversely to price).

The Fed raised interest rates four times in the period, while the European Central Bank started to scale back asset purchases but updated forward guidance to say that it would not change its policy rate until summer 2019 at the earliest. The Bank of Japan tweaked its monetary policy, holding rates and yields steady, but widening the band around 10-year yields, potentially allowing them to move higher.

abfunds.com	AB UNCONSTRAINED BOND FUND | 3

US yields rose dramatically, with the 10- and 30-year Treasury yields soaring to multiyear highs, on the back of higher inflation forecasts, the Fed’s expected rate hike path and a robust US labor market. The US administration announced tariffs on imports from China, the European Union, Mexico and Canada, all of which reciprocated with tariffs on the US, triggering a global trade war. An upsurge in geopolitical uncertainty, including governmental turmoil in Italy, sparked a flight to quality.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to generate attractive total returns while preserving capital by investing across a broad range of global fixed-income sectors. The Team’s approach is an alternative to traditional “core” fixed income that is unconstrained in its investable universe, flexible to allow for dynamic asset allocation, but well-defined in its structure.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities and derivatives related to fixed-income securities. The Fund employs a dynamic risk allocation, meaning that the Fund’s risk profile may vary significantly over time based upon market conditions. The Fund invests in a portfolio that includes fixed-income securities of US and non-US companies and US and non-US government securities and supranational entities, including lower-rated securities.

The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund expects that its average portfolio duration will vary normally from negative three years to positive seven years, depending upon the Adviser’s forecast of interest rates and assessment of market risks generally. Duration is a measure of a fixed-income security’s sensitivity to changes in interest rates. The value of a fixed-income security with positive duration will decline if interest rates increase. Conversely, the value of a fixed-income security with negative duration will increase as interest rates increase. The Fund will seek to achieve negative duration through the use of derivatives, such as futures and total return swaps.

The Fund typically maintains at least 50% of its net assets in investment-grade securities. The Fund may invest up to 50% of its net assets in below investment-grade securities, such as corporate high-yield fixed-income securities, sovereign debt obligations and fixed-income securities of issuers located in emerging markets.

The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured

(continued on next page)

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securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may make short sales of securities or currencies or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may utilize, without limit, derivatives, such as options, futures contracts, forwards or swaps, including those on fixed-income and equity securities and foreign currencies.

abfunds.com	AB UNCONSTRAINED BOND FUND | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The ICE BofA ML® 3-Month US T-Bill Index and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged) are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The ICE BofA ML 3-Month US T-Bill Index measures the performance of Treasury securities maturing in 90 days. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest-rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of

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DISCLOSURES AND RISKS (continued)

a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

abfunds.com	AB UNCONSTRAINED BOND FUND | 7

DISCLOSURES AND RISKS (continued)

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2008 TO 10/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Unconstrained Bond Fund Class A shares (from 10/31/2008 to 10/31/2018) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB UNCONSTRAINED BOND FUND | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS A SHARES			3.44%
1 Year	-1.01%	-5.26%
5 Years	1.69%	0.81%
10 Years	4.21%	3.76%
CLASS B SHARES			2.82%
1 Year	-1.65%	-5.55%
5 Years	0.98%	0.98%
10 Years[2]	3.64%	3.64%
CLASS C SHARES			2.84%
1 Year	-1.64%	-2.61%
5 Years	0.98%	0.98%
10 Years	3.49%	3.49%
ADVISOR CLASS SHARES[3]			3.84%
1 Year	-0.64%	-0.64%
5 Years	1.98%	1.98%
10 Years	4.50%	4.50%
CLASS R SHARES[3]			3.10%
1 Year	-1.21%	-1.21%
5 Years	1.47%	1.47%
10 Years	4.00%	4.00%
CLASS K SHARES[3]			3.40%
1 Year	-0.89%	-0.89%
5 Years	1.73%	1.73%
10 Years	4.26%	4.26%
CLASS I SHARES[3]			3.87%
1 Year	-0.71%	-0.71%
5 Years	1.98%	1.98%
10 Years	4.52%	4.52%
CLASS Z SHARES[3]			3.87%
1 Year	-0.70%	-0.70%
Since Inception[4]	2.15%	2.15%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.10%, 1.88%, 1.85%, 0.85%, 1.54%, 1.22%, 0.82% and 0.82% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expenses (exclusive of interest expense) to 0.90%, 1.65%, 1.65%, 0.65%, 1.15%, 0.90%, 0.65% and 0.65% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

waivers/reimbursements may not be terminated before January 31, 2019 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2018.

2	Assumes conversion of Class B shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 11/4/2014.

abfunds.com	AB UNCONSTRAINED BOND FUND | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-5.48%
5 Years	0.99%
10 Years	3.06%
CLASS B SHARES
1 Year	-5.90%
5 Years	1.11%
10 Years[1]	2.94%
CLASS C SHARES
1 Year	-2.97%
5 Years	1.13%
10 Years	2.79%
ADVISOR CLASS SHARES[2]
1 Year	-1.01%
5 Years	2.12%
10 Years	3.78%
CLASS R SHARES[2]
1 Year	-1.57%
5 Years	1.60%
10 Years	3.28%
CLASS K SHARES[2]
1 Year	-1.26%
5 Years	1.85%
10 Years	3.57%
CLASS I SHARES[2]
1 Year	-0.96%
5 Years	2.15%
10 Years	3.83%
CLASS Z SHARES[2]
1 Year	-1.07%
Since Inception[3]	2.17%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 11/4/2014.

12 | AB UNCONSTRAINED BOND FUND	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB UNCONSTRAINED BOND FUND | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value 05/1/2018	Ending Account Value 10/31/2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$992.60	$4.52	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%
Class B
Actual	$1,000	$988.80	$8.27	1.65%
Hypothetical**	$1,000	$1,016.89	$8.39	1.65%
Class C
Actual	$1,000	$998.90	$8.28	1.65%
Hypothetical**	$1,000	$1,016.89	$8.39	1.65%
Advisor Class
Actual	$1,000	$994.00	$3.27	0.65%
Hypothetical**	$1,000	$1,021.93	$3.31	0.65%
Class R
Actual	$1,000	$991.60	$5.77	1.15%
Hypothetical**	$1,000	$1,019.41	$5.85	1.15%
Class K
Actual	$1,000	$993.30	$4.52	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%
Class I
Actual	$1,000	$995.40	$3.27	0.65%
Hypothetical**	$1,000	$1,021.93	$3.31	0.65%
Class Z
Actual	$1,000	$994.30	$3.27	0.65%
Hypothetical**	$1,000	$1,021.93	$3.31	0.65%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $263.7

1

All data are as of October 31, 2018. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.6% or less in the following security types: Commercial Mortgage-Backed Securities, Common Stocks, Emerging Markets–Treasuries, Local Governments–US Municipal Bonds, Options Purchased–Calls, Options Purchased–Puts, Preferred Stocks and Warrants.

abfunds.com	AB UNCONSTRAINED BOND FUND | 15

PORTFOLIO SUMMARY (continued)

October 31, 2018 (unaudited)

1

All data are as of October 31, 2018. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.4% or less in the following countries or regions: Chile, China, Costa Rica, Denmark, Dominican Republic, Ecuador, Eurozone, Finland, Gabon, Hungary, Ireland, Israel, Italy, Ivory Coast, Jamaica, Jersey (Channel Islands), Kuwait, Netherlands, Norway, Qatar, Spain, Sweden, Trinidad & Tobago, Turkey, Uruguay and Zambia.

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PORTFOLIO OF INVESTMENTS

October 31, 2018

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 22.6%
Industrial – 17.8%
Basic – 1.6%
AK Steel Corp. 7.625%, 10/01/21	U.S.$	29	$28,895
Allegheny Technologies, Inc. 5.95%, 1/15/21		29	29,137
Cleveland-Cliffs, Inc. 5.75%, 3/01/25		65	61,438
Constellium NV 6.625%, 3/01/25(a)		250	245,974
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 2/01/26(a)		97	91,847
Eldorado Gold Corp. 6.125%, 12/15/20(a)		46	43,069
Flex Acquisition Co., Inc. 6.875%, 1/15/25(a)		16	14,957
FMG Resources (August 2006) Pty Ltd. 4.75%, 5/15/22(a)		184	178,306
5.125%, 5/15/24(a)		127	120,859
Foresight Energy LLC/Foresight Energy Finance Corp. 11.50%, 4/01/23(a)		11	9,799
Freeport-McMoRan, Inc. 3.55%, 3/01/22		469	444,756
Graphic Packaging International LLC 4.75%, 4/15/21		60	60,000
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/23(a)		78	80,227
Hexion, Inc. 6.625%, 4/15/20		203	179,586
Huntsman International LLC 4.875%, 11/15/20		100	100,668
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(a)		209	224,287
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.25%, 5/15/26(a)	EUR	100	109,329
Lecta SA 6.50%, 8/01/23(a)		104	121,310
Momentive Performance Materials, Inc. 3.88%, 10/24/21	U.S.$	487	522,219
8.88%, 10/15/20(b)(c)(d)(e)		487	– 0	–

abfunds.com	AB UNCONSTRAINED BOND FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Multi-Color Corp. 4.875%, 11/01/25(a)	U.S.$	57	$52,650
New Gold, Inc. 6.25%, 11/15/22(a)		19	16,526
Novelis Corp. 6.25%, 8/15/24(a)		50	49,269
Nufarm Australia Ltd./Nufarm Americas, Inc. 5.75%, 4/30/26(a)		67	62,614
OCI NV 5.00%, 4/15/23(a)	EUR	100	118,939
Plastipak Holdings, Inc. 6.25%, 10/15/25(a)	U.S.$	86	78,700
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(a)		176	171,908
7.00%, 7/15/24(a)		87	87,025
Sealed Air Corp. 6.875%, 7/15/33(a)		442	455,237
Teck Resources Ltd. 5.40%, 2/01/43		213	194,042
8.50%, 6/01/24(a)		22	23,877
United States Steel Corp. 6.25%, 3/15/26		65	61,216
6.875%, 8/15/25		65	63,703
W.R. Grace & Co.-Conn 5.125%, 10/01/21(a)		56	56,405
5.625%, 10/01/24(a)		60	61,294

			4,220,068

Capital Goods – 0.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.75%, 5/15/24(a)	EUR	280	336,855
BBA US Holdings, Inc. 5.375%, 5/01/26(a)	U.S.$	35	34,614
Bombardier, Inc. 5.75%, 3/15/22(a)		447	441,863
6.00%, 10/15/22(a)		59	58,023
6.125%, 1/15/23(a)		11	10,882
BWAY Holding Co. 4.75%, 4/15/24(a)	EUR	175	199,745
Cleaver-Brooks, Inc. 7.875%, 3/01/23(a)	U.S.$	32	32,289
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(a)		20	19,896

18 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GFL Environmental, Inc. 5.375%, 3/01/23(a)	U.S.$	129	$118,348
5.625%, 5/01/22(a)		22	20,910
Hulk Finance Corp. 7.00%, 6/01/26(a)		50	46,275
JELD-WEN, Inc. 4.625%, 12/15/25(a)		13	11,649
4.875%, 12/15/27(a)		17	14,786
Mueller Water Products, Inc. 5.50%, 6/15/26(a)		101	99,996
RBS Global, Inc./Rexnord LLC 4.875%, 12/15/25(a)		132	124,035
Stevens Holding Co., Inc. 6.125%, 10/01/26(a)		43	42,804
TransDigm, Inc. 6.00%, 7/15/22		234	235,174
6.50%, 7/15/24		67	67,787
Triumph Group, Inc. 5.25%, 6/01/22		20	18,416
Waste Pro USA, Inc. 5.50%, 2/15/26(a)		91	86,994

			2,021,341

Communications - Media – 2.4%
Altice Financing SA 6.625%, 2/15/23(a)		420	415,349
Altice France SA/France 7.375%, 5/01/26(a)		450	432,017
Altice Luxembourg SA 7.75%, 5/15/22(a)		240	223,800
Altice US Finance I Corp. 5.375%, 7/15/23(a)		200	199,895
AMC Networks, Inc. 5.00%, 4/01/24		21	20,082
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(a)		218	207,493
5.00%, 2/01/28(a)		285	265,575
5.125%, 2/15/23		244	242,482
5.75%, 2/15/26(a)		24	23,781
5.875%, 4/01/24-5/01/27(a)		226	225,699
Cequel Communications Holdings I LLC/Cequel Capital Corp. 7.75%, 7/15/25(a)		204	215,551
Clear Channel Worldwide Holdings, Inc. Series A 6.50%, 11/15/22		41	41,426

abfunds.com	AB UNCONSTRAINED BOND FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series B 6.50%, 11/15/22	U.S.$	353	$358,638
7.625%, 3/15/20		34	34,013
CSC Holdings LLC 5.25%, 6/01/24		195	188,136
5.375%, 2/01/28(a)		298	280,850
6.75%, 11/15/21		116	121,390
10.875%, 10/15/25(a)		173	199,607
DISH DBS Corp. 5.875%, 7/15/22		520	491,443
6.75%, 6/01/21		173	174,784
iHeartCommunications, Inc. 9.00%, 12/15/19(c)(f)		251	180,310
Liberty Interactive LLC 8.25%, 2/01/30		11	11,607
Meredith Corp. 6.875%, 2/01/26(a)		89	88,979
Netflix, Inc. 4.375%, 11/15/26		77	70,578
5.875%, 11/15/28(a)		180	176,843
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, 2/15/25(a)		43	40,146
6.875%, 2/15/23(a)		32	30,720
RR Donnelley & Sons Co. 7.875%, 3/15/21		63	65,573
Sinclair Television Group, Inc. 5.625%, 8/01/24(a)		145	138,998
Sirius XM Radio, Inc. 3.875%, 8/01/22(a)		185	178,425
4.625%, 5/15/23(a)		13	12,630
5.375%, 4/15/25(a)		131	129,205
6.00%, 7/15/24(a)		85	86,798
TEGNA, Inc. 6.375%, 10/15/23		247	252,824
Urban One, Inc. 7.375%, 4/15/22(a)		37	36,491
Virgin Media Receivables Financing Notes I DAC 5.50%, 9/15/24(a)	GBP	100	127,185
Virgin Media Secured Finance PLC 4.875%, 1/15/27(a)		166	206,758
Ziggo Bond Co. BV 5.875%, 1/15/25(a)	U.S.$	220	202,614

			6,398,695

20 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 1.6%
CenturyLink, Inc. Series S 6.45%, 6/15/21	U.S.$	55	$56,290
Series T 5.80%, 3/15/22		361	360,758
Cincinnati Bell, Inc. 7.00%, 7/15/24(a)		118	105,965
Consolidated Communications, Inc. 6.50%, 10/01/22		11	10,121
Embarq Corp. 7.995%, 6/01/36		179	170,531
Frontier Communications Corp. 7.125%, 1/15/23		175	116,595
7.625%, 4/15/24		365	219,457
8.75%, 4/15/22		134	104,138
GTT Communications, Inc. 7.875%, 12/31/24(a)		16	15,074
Hughes Satellite Systems Corp. 5.25%, 8/01/26		105	99,915
Intelsat Jackson Holdings SA 5.50%, 8/01/23		88	79,003
9.50%, 9/30/22(a)		239	277,368
9.75%, 7/15/25(a)		129	135,080
Level 3 Financing, Inc. 5.25%, 3/15/26		24	23,045
5.375%, 8/15/22		195	195,001
Level 3 Parent LLC 5.75%, 12/01/22		163	162,833
Qwest Corp. 6.75%, 12/01/21		67	70,225
Sprint Capital Corp. 6.875%, 11/15/28		74	72,736
8.75%, 3/15/32		159	173,760
Sprint Communications, Inc. 7.00%, 3/01/20(a)		521	540,456
Sprint Corp. 7.875%, 9/15/23		252	268,921
T-Mobile USA, Inc. 4.50%, 2/01/26		290	271,698
6.00%, 4/15/24		128	131,697
6.375%, 3/01/25		153	157,794
Telecom Italia Capital SA 7.20%, 7/18/36		313	304,720
Zayo Group LLC/Zayo Capital, Inc. 6.00%, 4/01/23		206	210,492

			4,333,673

abfunds.com	AB UNCONSTRAINED BOND FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.5%
Adient Global Holdings Ltd. 4.875%, 8/15/26(a)	U.S.$	200	$166,730
American Axle & Manufacturing, Inc. 6.25%, 4/01/25-3/15/26		96	91,643
BCD Acquisition, Inc. 9.625%, 9/15/23(a)		154	162,574
Dana Financing Luxembourg SARL 6.50%, 6/01/26(a)		89	87,796
Exide Technologies 7.00%, 4/30/25(b)(g)(h)(i)		269	169,686
11.00%, 4/30/22(b)(g)(i)		118	103,830
Meritor, Inc. 6.25%, 2/15/24		104	102,381
Navistar International Corp. 6.625%, 11/01/25(a)		146	148,880
Tenneco, Inc. 5.00%, 7/15/26		150	124,498
Tesla, Inc. 5.30%, 8/15/25(a)		153	136,481
Titan International, Inc. 6.50%, 11/30/23		118	110,775

			1,405,274

Consumer Cyclical - Entertainment – 0.1%
AMC Entertainment Holdings, Inc. 5.875%, 11/15/26		26	23,803
Constellation Merger Sub, Inc. 8.50%, 9/15/25(a)		10	9,616
National CineMedia LLC 5.75%, 8/15/26		17	16,109
NCL Corp., Ltd. 4.75%, 12/15/21(a)		72	72,215
Silversea Cruise Finance Ltd. 7.25%, 2/01/25(a)		84	90,486
VOC Escrow Ltd. 5.00%, 2/15/28(a)		163	153,201

			365,430

Consumer Cyclical - Other – 1.6%
Beazer Homes USA, Inc. 8.75%, 3/15/22		198	200,374
Diamond Resorts International, Inc. 7.75%, 9/01/23(a)		27	27,636
10.75%, 9/01/24(a)		115	113,035
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/25(a)		189	187,301

22 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hilton Domestic Operating Co., Inc. 5.125%, 5/01/26(a)	U.S.$	100	$97,745
International Game Technology PLC 6.25%, 1/15/27(a)		340	334,793
Jacobs Entertainment, Inc. 7.875%, 2/01/24(a)		9	9,518
K. Hovnanian Enterprises, Inc. 10.00%, 7/15/22(a)		108	103,999
10.50%, 7/15/24(a)		108	98,857
KB Home 7.00%, 12/15/21		95	98,974
Lennar Corp. 4.50%, 6/15/19		265	265,457
5.875%, 11/15/24		302	303,869
Marriott Ownership Resorts, Inc./ILG LLC 6.50%, 9/15/26(a)		158	159,275
MDC Holdings, Inc. 6.00%, 1/15/43		361	288,956
MGM Resorts International 6.75%, 10/01/20		227	235,850
PulteGroup, Inc. 5.00%, 1/15/27		129	119,684
6.00%, 2/15/35		9	8,177
7.875%, 6/15/32		220	232,266
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 6.125%, 8/15/21(a)		10	9,951
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)		414	391,393
Standard Industries, Inc./NJ 5.375%, 11/15/24(a)		130	124,936
5.50%, 2/15/23(a)		180	176,424
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 7/15/26(a)		66	66,990
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(a)		43	40,700
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 3/01/24(a)		165	160,663
Toll Brothers Finance Corp. 4.875%, 3/15/27		138	127,350
Wyndham Hotels & Resorts, Inc. 5.375%, 4/15/26(a)		100	97,128

abfunds.com	AB UNCONSTRAINED BOND FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 3/01/25(a)	U.S.$	195	$185,427

			4,266,728

Consumer Cyclical - Restaurants – 0.1%
Golden Nugget, Inc. 8.75%, 10/01/25(a)		25	25,675
IRB Holding Corp. 6.75%, 2/15/26(a)		176	168,535

			194,210

Consumer Cyclical - Retailers – 0.4%
FirstCash, Inc. 5.375%, 6/01/24(a)		16	15,823
Group 1 Automotive, Inc. 5.00%, 6/01/22		154	150,350
5.25%, 12/15/23(a)		25	23,880
L Brands, Inc. 5.25%, 2/01/28		166	141,703
6.95%, 3/01/33		202	159,567
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21(a)		191	114,648
Penske Automotive Group, Inc. 3.75%, 8/15/20		130	128,714
PetSmart, Inc. 7.125%, 3/15/23(a)		67	46,879
PVH Corp. 3.125%, 12/15/27(a)	EUR	110	121,873
Sonic Automotive, Inc. 5.00%, 5/15/23	U.S.$	139	129,173
6.125%, 3/15/27		48	43,699
Staples, Inc. 8.50%, 9/15/25(a)		13	11,758

			1,088,067

Consumer Non-Cyclical – 2.7%
Acadia Healthcare Co., Inc. 5.625%, 2/15/23		71	71,095
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(a)		160	144,011
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC 6.625%, 6/15/24		258	244,334
Avantor, Inc. 9.00%, 10/01/25(a)		146	147,393
Aveta, Inc. 10.50%, 3/01/21(b)(c)(d)(g)		1,062	– 0	–

24 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Avon Products, Inc. 6.60%, 3/15/20	U.S.$	30	$29,900
Bausch Health Cos., Inc. 5.50%, 3/01/23(a)		202	191,327
5.625%, 12/01/21(a)		649	639,265
5.875%, 5/15/23(a)		85	81,175
Bausch Health Cos., Inc./US 8.50%, 1/31/27(a)		100	102,221
Catalent Pharma Solutions, Inc. 4.875%, 1/15/26(a)		25	23,472
Charles River Laboratories International, Inc. 5.50%, 4/01/26(a)		32	31,926
Chobani LLC/Chobani Finance Corp., Inc. 7.50%, 4/15/25(a)		13	11,130
CHS/Community Health Systems, Inc. 5.125%, 8/01/21		140	132,941
6.25%, 3/31/23		93	85,522
8.125%, 6/30/24(a)		139	109,012
DaVita, Inc. 5.00%, 5/01/25		130	122,915
5.125%, 7/15/24		220	209,748
5.75%, 8/15/22		32	32,392
Dean Foods Co. 6.50%, 3/15/23(a)		17	15,663
Diamond BC BV 5.625%, 8/15/25(a)	EUR	100	106,801
Eagle Holding Co. II LLC 7.625% (7.625% Cash or 8.375% PIK), 5/15/22(a)(i)	U.S.$	149	149,953
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23(a)		298	257,025
Endo Finance LLC 5.75%, 1/15/22(a)		18	16,345
Envision Healthcare Corp. 8.75%, 10/15/26(a)		12	11,641
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		135	132,913
Fresh Market, Inc. (The) 9.75%, 5/01/23(a)		13	9,522
Hadrian Merger Sub, Inc. 8.50%, 5/01/26(a)		135	129,315
HCA Healthcare, Inc. 6.25%, 2/15/21		88	91,478
HCA, Inc. 4.75%, 5/01/23		170	171,199
5.875%, 3/15/22		655	684,082

abfunds.com	AB UNCONSTRAINED BOND FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.50%, 2/15/20	U.S.$	230	$237,508
7.58%, 9/15/25		65	71,314
Immucor, Inc. 11.125%, 2/15/22(a)		30	30,849
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(a)		295	301,660
Kronos Acquisition Holdings, Inc. 9.00%, 8/15/23(a)		8	7,021
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.875%, 4/15/20(a)		105	103,720
5.50%, 4/15/25(a)		241	194,002
5.625%, 10/15/23(a)		20	17,188
MEDNAX, Inc. 5.25%, 12/01/23(a)		185	184,884
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 6.625%, 5/15/22(a)		79	75,911
Post Holdings, Inc. 5.625%, 1/15/28(a)		50	47,008
5.75%, 3/01/27(a)		190	181,450
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 5/01/23(a)		159	168,381
Spectrum Brands, Inc. 5.75%, 7/15/25		138	134,151
6.625%, 11/15/22		90	92,066
Tenet Healthcare Corp. 4.50%, 4/01/21		313	311,212
6.00%, 10/01/20		148	151,707
6.75%, 6/15/23		227	225,821
8.125%, 4/01/22		130	135,505
Vizient, Inc. 10.375%, 3/01/24(a)		208	226,696

			7,083,770

Energy – 3.7%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 7.875%, 12/15/24		103	91,920
American Midstream Partners LP/American Midstream Finance Corp. 9.50%, 12/15/21(a)		10	9,803
Antero Resources Corp. 5.00%, 3/01/25		65	63,136
5.125%, 12/01/22		147	146,232
5.625%, 6/01/23		154	153,805

26 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Berry Petroleum Co. LLC 7.00%, 2/15/26(a)	U.S.$	200	$198,761
Bristow Group, Inc. 8.75%, 3/01/23(a)		81	77,006
Bruin E&P Partners LLC 8.875%, 8/01/23(a)		150	147,903
California Resources Corp. 5.50%, 9/15/21		45	39,999
8.00%, 12/15/22(a)		237	210,957
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23		178	174,896
8.25%, 7/15/25		19	19,816
Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25		172	177,247
7.00%, 6/30/24		180	194,675
Cheniere Energy Partners LP 5.25%, 10/01/25		82	80,466
5.625%, 10/01/26(a)		26	25,564
Chesapeake Energy Corp. 4.875%, 4/15/22		25	23,787
5.75%, 3/15/23		10	9,513
6.125%, 2/15/21		242	244,420
8.00%, 6/15/27		216	214,442
Covey Park Energy LLC/Covey Park Finance Corp. 7.50%, 5/15/25(a)		166	163,095
Denbury Resources, Inc. 7.50%, 2/15/24(a)		87	85,255
9.00%, 5/15/21(a)		77	80,325
9.25%, 3/31/22(a)		96	100,057
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		154	106,602
5.70%, 10/15/39		212	157,302
7.875%, 8/15/25		23	22,667
Energy Transfer LP 5.875%, 1/15/24		310	325,587
Ensco PLC 4.50%, 10/01/24		138	112,277
5.20%, 3/15/25		168	138,481
7.75%, 2/01/26		9	8,382
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 9/01/22		135	94,679
8.00%, 2/15/25(a)		114	76,590
9.375%, 5/01/24(a)		96	72,943
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 6/15/24		103	93,978

abfunds.com	AB UNCONSTRAINED BOND FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.00%, 5/15/23	U.S.$	35	$33,084
6.25%, 5/15/26		69	62,617
6.50%, 10/01/25		8	7,411
6.75%, 8/01/22		92	92,715
Gulfport Energy Corp. 6.00%, 10/15/24		223	209,352
6.375%, 5/15/25-1/15/26		155	145,471
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(a)		234	234,327
HighPoint Operating Corp. 7.00%, 10/15/22		138	135,705
8.75%, 6/15/25		68	69,780
Hilcorp Energy I LP/Hilcorp Finance Co. 5.00%, 12/01/24(a)		15	14,204
5.75%, 10/01/25(a)		221	215,006
Indigo Natural Resources LLC 6.875%, 2/15/26(a)		268	253,268
Laredo Petroleum, Inc. 6.25%, 3/15/23		48	47,282
Murphy Oil USA, Inc. 5.625%, 5/01/27		5	4,898
Nabors Industries, Inc. 4.625%, 9/15/21		82	79,130
5.00%, 9/15/20		20	19,846
5.50%, 1/15/23		273	256,824
Nine Energy Service, Inc. 8.75%, 11/01/23(a)		77	78,076
Noble Holding International Ltd. 5.25%, 3/15/42		70	48,108
6.20%, 8/01/40		63	45,870
7.75%, 1/15/24		34	31,782
7.95%, 4/01/25		139	126,143
Parkland Fuel Corp. 6.00%, 4/01/26(a)		187	183,219
PBF Holding Co. LLC/PBF Finance Corp. 7.25%, 6/15/25		31	31,946
PDC Energy, Inc. 5.75%, 5/15/26		216	198,203
Precision Drilling Corp. 7.125%, 1/15/26(a)		75	74,510
QEP Resources, Inc. 5.25%, 5/01/23		202	193,456
5.625%, 3/01/26		65	61,158
Range Resources Corp. 4.875%, 5/15/25		132	122,450
5.00%, 8/15/22-3/15/23		276	269,237

28 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.875%, 7/01/22	U.S.$	6	$6,045
Rowan Cos., Inc. 7.375%, 6/15/25		240	228,600
Sable Permian Resources Land LLC/AEPB Finance Corp. 7.125%, 11/01/20(a)		61	36,953
Sanchez Energy Corp. 6.125%, 1/15/23		156	58,072
7.25%, 2/15/23(a)		53	48,534
7.75%, 6/15/21		10	5,184
SandRidge Energy, Inc. 8.125%, 10/15/22(b)(c)(d)(j)		665	– 0	–
SemGroup Corp. 6.375%, 3/15/25		35	33,828
7.25%, 3/15/26		88	85,383
SM Energy Co. 5.00%, 1/15/24		35	33,338
6.125%, 11/15/22		54	54,745
6.625%, 1/15/27		121	121,514
SRC Energy, Inc. 6.25%, 12/01/25		49	45,613
Sunoco LP/Sunoco Finance Corp. 5.50%, 2/15/26(a)		154	147,186
5.875%, 3/15/28(a)		116	108,096
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.125%, 11/15/19		96	95,999
5.875%, 4/15/26(a)		132	132,714
Transocean, Inc. 6.80%, 3/15/38		173	139,260
7.50%, 1/15/26(a)		39	38,267
9.00%, 7/15/23(a)		279	292,705
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 4/15/23(a)		144	133,200
Weatherford International LLC 9.875%, 3/01/25(a)		171	134,166
Weatherford International Ltd. 5.875%, 7/01/21(h)		77	59,490
7.75%, 6/15/21		232	192,850
9.875%, 2/15/24		23	17,975
Whiting Petroleum Corp. 5.75%, 3/15/21		67	67,557
6.25%, 4/01/23		20	20,068
6.625%, 1/15/26		172	171,910
WPX Energy, Inc. 5.75%, 6/01/26		83	82,775

			9,879,673

abfunds.com	AB UNCONSTRAINED BOND FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.3%
American Tire Distributors, Inc. 10.25%, 3/01/22(a)(c)(f)	U.S.$	145	$25,174
Belden, Inc. 3.875%, 3/15/28(a)	EUR	100	109,584
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22	U.S.$	294	290,873
H&E Equipment Services, Inc. 5.625%, 9/01/25		27	25,653
KAR Auction Services, Inc. 5.125%, 6/01/25(a)		28	26,325
Laureate Education, Inc. 8.25%, 5/01/25(a)		210	224,978

			702,587

Services – 0.7%
ACE Cash Express, Inc. 12.00%, 12/15/22(a)		10	10,364
ADT Security Corp. (The) 3.50%, 7/15/22		321	298,625
Aptim Corp. 7.75%, 6/15/25(a)		53	44,409
APX Group, Inc. 7.875%, 12/01/22		240	241,318
8.75%, 12/01/20		58	56,830
Carlson Travel, Inc. 6.75%, 12/15/23(a)		200	199,865
Carriage Services, Inc. 6.625%, 6/01/26(a)		76	76,171
GEO Group, Inc. (The) 6.00%, 4/15/26		94	86,398
Monitronics International, Inc. 9.125%, 4/01/20		33	24,664
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(a)		135	131,563
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(a)		132	139,333
Refinitiv US Holdings, Inc. 6.25%, 5/15/26(a)		43	42,714
8.25%, 11/15/26(a)		31	30,135
Ritchie Bros Auctioneers, Inc. 5.375%, 1/15/25(a)		25	24,629
Sabre GLBL, Inc. 5.25%, 11/15/23(a)		66	65,431
Team Health Holdings, Inc. 6.375%, 2/01/25(a)		207	178,022

30 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Verscend Escrow Corp. 9.75%, 8/15/26(a)	U.S.$	64	$64,066

			1,714,537

Technology – 0.7%
Banff Merger Sub, Inc. 9.75%, 9/01/26(a)		198	191,795
CDK Global, Inc. 5.875%, 6/15/26		100	100,764
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. 5.75%, 3/01/25(a)		13	12,709
Dell International LLC/EMC Corp. 5.875%, 6/15/21(a)		62	62,949
7.125%, 6/15/24(a)		234	247,503
EIG Investors Corp. 10.875%, 2/01/24		9	9,717
Exela Intermediate LLC/Exela Finance, Inc. 10.00%, 7/15/23(a)		14	14,545
First Data Corp. 5.00%, 1/15/24(a)		96	94,911
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 SARL/Greeneden US Ho 10.00%, 11/30/24(a)		18	19,586
Harland Clarke Holdings Corp. 9.25%, 3/01/21(a)		45	39,705
Infor US, Inc. 6.50%, 5/15/22		175	174,929
Ingram Micro, Inc. 5.45%, 12/15/24		21	20,503
IQVIA, Inc. 3.25%, 3/15/25(a)	EUR	213	244,026
Rackspace Hosting, Inc. 8.625%, 11/15/24(a)	U.S.$	32	30,066
Riverbed Technology, Inc. 8.875%, 3/01/23(a)		14	12,854
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(a)		243	263,460
West Corp. 8.50%, 10/15/25(a)		37	33,554
Western Digital Corp. 4.75%, 2/15/26		167	154,437

			1,728,013

Transportation - Services – 0.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.50%, 4/01/23		227	220,793

abfunds.com	AB UNCONSTRAINED BOND FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EC Finance PLC 2.375%, 11/15/22(a)	EUR	143	$160,609
Herc Rentals, Inc. 7.50%, 6/01/22(a)	U.S.$	62	64,526
7.75%, 6/01/24(a)		118	124,489
Hertz Corp. (The) 5.50%, 10/15/24(a)		64	49,416
5.875%, 10/15/20		24	23,468
6.25%, 10/15/22		75	65,900
7.375%, 1/15/21		236	231,304
Loxam SAS 4.25%, 4/15/24(a)	EUR	100	118,362
Park Aerospace Holdings Ltd. 4.50%, 3/15/23(a)	U.S.$	36	34,329
5.25%, 8/15/22(a)		75	74,405
Rent-A-Center, Inc./TX 4.75%, 5/01/21		9	8,888
United Rentals North America, Inc. 5.50%, 5/15/27		184	174,538
6.50%, 12/15/26		103	104,207

			1,455,234

			46,857,300

Financial Institutions – 4.3%
Banking – 2.6%
Allied Irish Banks PLC Series E 7.375%, 12/03/20(a)(k)	EUR	200	244,139
Ally Financial, Inc. 8.00%, 11/01/31	U.S.$	270	323,992
Banco Bilbao Vizcaya Argentaria SA 5.875%, 5/24/22(a)(k)	EUR	200	225,424
Banco Santander SA 6.75%, 4/25/22(a)(k)		200	240,874
Barclays PLC 8.00%, 12/15/20(k)		200	247,604
CIT Group, Inc. 5.25%, 3/07/25	U.S.$	74	74,566
6.125%, 3/09/28		39	40,492
Credit Suisse Group AG 6.25%, 12/18/24(a)(k)		208	202,606
Danske Bank A/S Series E 5.875%, 4/06/22(a)(k)	EUR	200	229,141
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(k)	U.S.$	97	89,439

32 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

National Westminster Bank PLC 1.832% (EURIBOR 3 Month + 2.15%), 1/05/19(k)(l)	EUR	200	$221,434
Royal Bank of Scotland Group PLC 2.012% (EURIBOR 3 Month + 2.33%), 12/31/18(a)(k)(l)		50	54,517
Series U 4.706% (LIBOR 3 Month + 2.32%), 9/30/27(k)(l)	U.S.$	3,400	3,181,958
Societe Generale SA 6.75%, 4/07/21(a)(k)	EUR	100	119,543
7.875%, 12/18/23(a)(k)	U.S.$	200	201,250
Standard Chartered PLC 4.03% (LIBOR 3 Month + 1.51%), 1/30/27(a)(k)(l)		600	493,866
7.50%, 4/02/22(a)(k)		335	339,319
SunTrust Banks, Inc. Series H 5.125%, 12/15/27(k)		35	32,141
UBS Group Funding Switzerland AG 7.00%, 2/19/25(a)(k)		200	208,065
UniCredit SpA 9.25%, 6/03/22(a)(k)	EUR	200	242,670

			7,013,040

Brokerage – 0.1%
Lehman Brothers Holdings, Inc. 0.00%, 5/25/10-1/12/12(b)(c)(j)	U.S.$	875	18,200
LPL Holdings, Inc. 5.75%, 9/15/25(a)		150	145,508

			163,708

Finance – 0.9%
ASP AMC Merger Sub, Inc. 8.00%, 5/15/25(a)		7	5,263
Compass Group Diversified Holdings LLC 8.00%, 5/01/26(a)		142	144,856
Curo Group Holdings Corp. 8.25%, 9/01/25(a)		91	82,067
Enova International, Inc. 8.50%, 9/01/24-9/15/25(a)		165	156,413
goeasy Ltd. 7.875%, 11/01/22(a)		28	28,978
Lincoln Finance Ltd. 7.375%, 4/15/21(a)		200	205,657
Navient Corp. 5.875%, 3/25/21		660	667,964
6.50%, 6/15/22		60	61,149

abfunds.com	AB UNCONSTRAINED BOND FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.625%, 7/26/21	U.S.$	752	$774,543
SLM Corp. 5.125%, 4/05/22		31	30,821
Springleaf Finance Corp. 6.875%, 3/15/25		146	139,666
TMX Finance LLC/TitleMax Finance Corp. 11.125%, 4/01/23(a)		56	52,637

			2,350,014

Insurance – 0.3%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/25(a)		24	21,484
AssuredPartners, Inc. 7.00%, 8/15/25(a)		13	12,777
Genworth Holdings, Inc. 7.20%, 2/15/21		66	67,125
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		156	178,292
Polaris Intermediate Corp. 8.50%, 12/01/22(a)(i)		366	375,160
USIS Merger Sub, Inc. 6.875%, 5/01/25(a)		16	15,696
WellCare Health Plans, Inc. 5.25%, 4/01/25		61	60,845
5.375%, 8/15/26(a)		105	104,876

			836,255

Other Finance – 0.2%
Intrum AB 2.75%, 7/15/22(a)	EUR	200	220,867
LHC3 PLC 4.125%, 8/15/24(a)(i)		141	158,591
NVA Holdings, Inc./United States 6.875%, 4/01/26(a)	U.S.$	51	50,550
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/01/25(a)		34	32,299
Travelport Corporate Finance PLC 6.00%, 3/15/26(a)		77	77,129

			539,436

REITS – 0.2%
Iron Mountain, Inc. 4.875%, 9/15/27(a)		170	151,618
5.25%, 3/15/28(a)		170	152,770
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, 5/01/24		95	95,142

34 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/27	U.S.$	14	$13,149
5.25%, 8/01/26		86	82,775
5.50%, 5/01/24		63	63,604
SBA Communications Corp. 4.00%, 10/01/22		41	39,366

			598,424

			11,500,877

Utility – 0.5%
Electric – 0.4%
Calpine Corp. 5.25%, 6/01/26(a)		34	31,280
5.375%, 1/15/23		81	76,764
5.50%, 2/01/24		200	181,680
5.75%, 1/15/25		280	250,363
5.875%, 1/15/24(a)		6	5,989
NRG Energy, Inc. 5.75%, 1/15/28		87	86,783
Talen Energy Supply LLC 4.60%, 12/15/21		20	18,727
6.50%, 6/01/25		152	113,738
10.50%, 1/15/26(a)		83	72,892
Vistra Energy Corp. 7.375%, 11/01/22		236	245,245
7.625%, 11/01/24		63	66,841

			1,150,302

Natural Gas – 0.1%
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23		215	211,857

			1,362,159

Total Corporates – Non-Investment Grade (cost $61,471,402)			59,720,336

GOVERNMENTS – TREASURIES – 11.9%
France – 0.3%
French Republic Government Bond OAT 0.75%, 5/25/28(a)	EUR	576	656,302

Malaysia – 1.4%
Malaysia Government Bond Series 0313 3.48%, 3/15/23	MYR	9,540	2,244,325
Series 3/04 5.734%, 7/30/19		4,864	1,181,987

abfunds.com	AB UNCONSTRAINED BOND FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 902 4.378%, 11/29/19	MYR	951	$229,359

			3,655,671

United States – 10.1%
U.S. Treasury Bonds 2.50%, 5/15/46	U.S.$	405	339,314
3.75%, 11/15/43		2,372	2,510,825
U.S. Treasury Notes 1.375%, 2/15/20(m)		2,425	2,381,426
1.50%, 12/31/18(m)		5,743	5,735,124
1.625%, 5/15/26(m)		12,185	10,983,635
2.25%, 2/15/27		5,110	4,784,237

			26,734,561

Uruguay – 0.1%
Uruguay Government International Bond 8.50%, 3/15/28(a)	UYU	8,615	221,184

Total Governments – Treasuries (cost $32,826,811)			31,267,718

CORPORATES – INVESTMENT GRADE – 9.7%
Financial Institutions – 5.3%
Banking – 4.3%
American Express Credit Corp. 2.375%, 5/26/20	U.S.$	1,500	1,479,075
Bank of America Corp. Series DD 6.30%, 3/10/26(k)		188	197,994
Series Z 6.50%, 10/23/24(k)		4	4,230
BNP Paribas SA 6.125%, 6/17/22(a)(k)	EUR	200	242,921
Credit Agricole SA 6.50%, 6/23/21(a)(k)		156	190,636
Credit Agricole SA/London 2.75%, 6/10/20(a)	U.S.$	1,000	989,331
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		693	666,914
HSBC Bank USA NA 4.875%, 8/24/20		1,500	1,534,867
HSBC Holdings PLC 6.00%, 9/29/23(a)(k)	EUR	200	247,448
Macquarie Group Ltd. 7.625%, 8/13/19(a)	U.S.$	115	118,812
Morgan Stanley Series G 5.50%, 7/24/20		175	180,851

36 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MUFG Bank Ltd. 2.30%, 3/05/20(a)	U.S.$	1,000	$986,769
National Australia Bank Ltd./New York Series G 2.625%, 1/14/21		1,750	1,717,102
Nordea Bank Abp 2.50%, 9/17/20(a)		1,000	982,193
Royal Bank of Canada Series G 2.50%, 1/19/21		1,500	1,473,153
Sumitomo Mitsui Banking Corp. 1.966%, 1/11/19		358	357,454

			11,369,750

Insurance – 0.4%
ACE Capital Trust II 9.70%, 4/01/30		20	27,820
Aetna, Inc. 6.75%, 12/15/37		257	311,234
American International Group, Inc. Series A-9 5.75%, 4/01/48		115	109,151
Berkshire Hathaway, Inc. 0.625%, 1/17/23	EUR	138	157,539
Cigna Corp. 5.125%, 6/15/20	U.S.$	90	92,284
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		165	248,852
SCOR SE 3.00%, 6/08/46(a)	EUR	100	114,160

			1,061,040

REITS – 0.6%
American Tower Corp. 3.375%, 10/15/26	U.S.$	110	101,315
5.05%, 9/01/20		140	143,544
EPR Properties 5.25%, 7/15/23		97	99,495
GLP Capital LP/GLP Financing II, Inc. 5.25%, 6/01/25		100	100,100
5.75%, 6/01/28		56	56,686
HCP, Inc. 3.875%, 8/15/24		89	86,657
4.20%, 3/01/24		16	15,867
National Retail Properties, Inc. 3.60%, 12/15/26		108	102,077
4.30%, 10/15/28		100	98,271

abfunds.com	AB UNCONSTRAINED BOND FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Omega Healthcare Investors, Inc. 4.375%, 8/01/23	U.S.$	84	$83,109
Regency Centers LP 3.75%, 6/15/24		115	112,437
Sabra Health Care LP 5.125%, 8/15/26		105	100,852
Sabra Health Care LP/Sabra Capital Corp. 5.50%, 2/01/21		90	91,017
Spirit Realty LP 4.45%, 9/15/26		13	12,350
Ventas Realty LP 3.25%, 10/15/26		83	75,939
4.125%, 1/15/26		28	27,285
Weyerhaeuser Co. 7.375%, 3/15/32		204	250,063

			1,557,064

			13,987,854

Industrial – 4.0%
Basic – 0.8%
ArcelorMittal 5.25%, 8/05/20		150	153,657
6.75%, 3/01/41		58	63,158
7.00%, 10/15/39		120	131,666
Equate Petrochemical BV 3.00%, 3/03/22(a)		653	624,431
Glencore Finance Canada Ltd. 4.95%, 11/15/21(a)		1,000	1,027,223
LYB International Finance II BV 3.50%, 3/02/27		109	99,402

			2,099,537

Capital Goods – 0.2%
CNH Industrial Capital LLC 4.875%, 4/01/21		211	215,474
Republic Services, Inc. 5.25%, 11/15/21		200	209,793

			425,267

Communications - Media – 0.1%
CBS Corp. 3.375%, 2/15/28		109	98,155
Omnicom Group, Inc./Omnicom Capital, Inc. 3.60%, 4/15/26		106	99,542

38 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Warner Media LLC 2.95%, 7/15/26	U.S.$	113	$100,455

			298,152

Communications - Telecommunications – 0.1%
CB T-Mobile USA, Inc. 4.50%, 2/01/26(b)(c)		290	– 0	–
6.00%, 4/15/24(b)(c)		128	– 0	–
6.375%, 3/01/25(b)(c)		153	– 0	–
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(a)		330	329,796

			329,796

Consumer Cyclical - Automotive – 0.4%
Daimler Finance North America LLC 2.45%, 5/18/20(a)		1,000	984,748

Consumer Non-Cyclical – 1.1%
Altria Group, Inc. 9.25%, 8/06/19		34	35,563
CVS Health Corp. 4.10%, 3/25/25		50	49,372
4.30%, 3/25/28		150	146,171
Gilead Sciences, Inc. 2.55%, 9/01/20		1,500	1,482,174
Kraft Heinz Foods Co. 4.625%, 1/30/29		103	100,433
Reynolds American, Inc. 6.875%, 5/01/20		1,000	1,049,026

			2,862,739

Energy – 1.0%
Boardwalk Pipelines LP 4.45%, 7/15/27		57	53,561
Cenovus Energy, Inc. 4.25%, 4/15/27		56	52,743
Crescent Point Energy Corp. 5.13%, 4/14/21(d)(j)		750	765,429
Energy Transfer Operating LP 4.20%, 4/15/27		56	52,863
EQM Midstream Partners LP Series 10Y 5.50%, 7/15/28		53	52,948
EQT Corp. 8.125%, 6/01/19		35	35,958
Husky Energy, Inc. 7.25%, 12/15/19		84	87,453

abfunds.com	AB UNCONSTRAINED BOND FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kinder Morgan, Inc./DE Series G 7.75%, 1/15/32	U.S.$	76	$93,696
Marathon Oil Corp. 6.80%, 3/15/32		77	89,215
MPLX LP 4.125%, 3/01/27		56	53,411
Noble Energy, Inc. 3.85%, 1/15/28		58	53,314
4.15%, 12/15/21		1,000	1,007,944
ONEOK, Inc. 4.55%, 7/15/28		54	52,895
Phillips 66 Partners LP 3.75%, 3/01/28		58	53,820
Sabine Pass Liquefaction LLC 4.20%, 3/15/28		56	53,317

			2,558,567

Technology – 0.3%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.875%, 1/15/27		113	103,707
Dell International LLC/EMC Corp. 6.02%, 6/15/26(a)		203	210,639
8.35%, 7/15/46(a)		47	54,517
Motorola Solutions, Inc. 7.50%, 5/15/25		181	203,664
NXP BV/NXP Funding LLC 4.125%, 6/01/21(a)		200	198,785
Seagate HDD Cayman 4.75%, 1/01/25		99	90,569

			861,881

			10,420,687

Utility – 0.4%
Electric – 0.1%
Exelon Corp. 5.15%, 12/01/20		180	184,557
TECO Finance, Inc. 5.15%, 3/15/20		55	56,070

			240,627

Natural Gas – 0.3%
GNL Quintero SA 4.634%, 7/31/29(a)		836	807,785

			1,048,412

Total Corporates – Investment Grade (cost $25,487,769)			25,456,953

40 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 9.5%
Risk Share Floating Rate – 5.8%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.631% (LIBOR 1 Month + 1.35%), 8/25/28(a)(l)	U.S.$	305	$306,544
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M3 6.281% (LIBOR 1 Month + 4.00%), 8/25/24(l)		3,028	3,289,114
Series 2015-DNA1, Class B 11.481% (LIBOR 1 Month + 9.20%), 10/25/27(l)		497	659,294
Series 2015-HQ1, Class B 13.037% (LIBOR 1 Month + 10.75%), 3/25/25(l)		1,150	1,583,875
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 2M2 7.281% (LIBOR 1 Month + 5.00%), 11/25/24(l)		952	1,072,557
Series 2015-C01, Class 1M2 6.581% (LIBOR 1 Month + 4.30%), 2/25/25(l)		548	600,955
Series 2015-C02, Class 1M2 6.281% (LIBOR 1 Month + 4.00%), 5/25/25(l)		657	719,696
Series 2015-C03, Class 1M2 7.281% (LIBOR 1 Month + 5.00%), 7/25/25(l)		506	568,621
Series 2015-C03, Class 2M2 7.281% (LIBOR 1 Month + 5.00%), 7/25/25(l)		2,989	3,319,862
Series 2015-C04, Class 1M2 7.981% (LIBOR 1 Month + 5.70%), 4/25/28(l)		836	966,447
Series 2015-C04, Class 2M2 7.831% (LIBOR 1 Month + 5.55%), 4/25/28(l)		1,180	1,331,487
Series 2016-C02, Class 1M2 8.281% (LIBOR 1 Month + 6.00%), 9/25/28(l)		749	874,905

			15,293,357

abfunds.com	AB UNCONSTRAINED BOND FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate – 3.0%
Alternative Loan Trust Series 2005-86CB, Class A8 5.50%, 2/25/36	U.S.$	457	$404,869
Series 2006-16CB, Class A6 6.00%, 6/25/36		1,495	1,251,963
Series 2006-24CB, Class A1 6.00%, 8/01/36		705	599,758
Series 2006-32CB, Class A5 6.00%, 11/25/36		1,085	913,601
Series 2006-J1, Class 1A11 5.50%, 2/25/36		437	392,420
BCAP LLC Trust Series 2009-RR10, Class 10A2 6.00%, 1/26/38(a)		2,226	1,724,385
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-9, Class A2 6.00%, 5/25/36		599	497,839
GSR Mortgage Loan Trust Series 2006-9F, Class 4A1 6.50%, 10/25/36		445	367,526
JP Morgan Mortgage Trust Series 2007-S3, Class 1A45 6.00%, 8/25/37		1,259	1,061,074
Morgan Stanley Mortgage Loan Trust Series 2007-6XS, Class 2A5S 6.00%, 2/25/47		748	494,266
Residential Accredit Loans, Inc. Trust Series 2005-QA10, Class A31 4.747%, 9/25/35		263	231,156

			7,938,857

Agency Fixed Rate – 0.5%
Federal National Mortgage Association REMICs
Series 2016-26, Class IO 5.00%, 5/25/46(n)		2,418	489,416
Series 2016-33, Class NI 5.00%, 7/25/34(n)		4,749	955,985

			1,445,401

Non-Agency Floating Rate – 0.2%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 2.471% (LIBOR 1 Month + 0.19%), 12/25/36(l)		500	292,500

42 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GreenPoint Mortgage Funding Trust Series 2006-AR2, Class 4A1 3.946% (12MTA + 2.00%), 3/25/36(l)	U.S.$	204	$195,194

			487,694

Total Collateralized Mortgage Obligations (cost $24,371,180)			25,165,309

INFLATION-LINKED SECURITIES – 6.6%
United States – 6.6%
U.S. Treasury Inflation Index 0.375%, 1/15/27 (TIPS)(m) (cost $18,202,277)		18,471	17,392,800

		Shares
INVESTMENT COMPANIES – 3.1%
Funds and Investment Trusts – 3.1%(o)
Financial Select Sector SPDR Fund		116,987	3,074,419
iShares Core S&P Mid-Cap ETF		27,502	5,006,739

Total Investment Companies (cost $8,715,968)			8,081,158

		Principal Amount (000)
AGENCIES – 2.6%
Agency Debentures – 2.6%
Federal National Mortgage Association 1.875%, 9/24/26 (cost $7,556,253)		7,595	6,858,399

GOVERNMENTS – SOVEREIGN BONDS – 1.0%
Hungary – 0.2%
Hungary Government International Bond 6.375%, 3/29/21		510	540,697

Mexico – 0.5%
Mexico Government International Bond 4.15%, 3/28/27		1,245	1,186,485

Qatar – 0.3%
Qatar Government International Bond 3.875%, 4/23/23(a)		800	801,881
5.25%, 1/20/20(a)		100	102,025

			903,906

Total Governments – Sovereign Bonds (cost $2,658,919)			2,631,088

abfunds.com	AB UNCONSTRAINED BOND FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN AGENCIES – 0.9%
Canada – 0.9%
Canada Housing Trust No. 1 1.25%, 6/15/21(a) (cost $2,394,686)	CAD	3,130	$2,301,604

ASSET-BACKED SECURITIES – 0.8%
Other ABS - Fixed Rate – 0.6%
DB Master Finance LLC Series 2017-1A, Class A2I 3.629%, 11/20/47(a)(b)	U.S.$	71	69,222
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 11/25/22(b)(d)(g)		15	1,500,021
Wendy’s Funding LLC Series 2018-1A, Class A2I 3.573%, 3/15/48(a)(b)		83	80,037

			1,649,280

Autos - Fixed Rate – 0.2%
DT Auto Owner Trust Series 2018-1A, Class A 2.59%, 5/17/21(a)		92	91,601
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(a)		350	369,685

			461,286

Total Asset-Backed Securities (cost $2,107,147)			2,110,566

EMERGING MARKETS – CORPORATE BONDS – 0.7%
Industrial – 0.7%
Basic – 0.1%
Consolidated Energy Finance SA 6.875%, 6/15/25(a)		150	152,853
First Quantum Minerals Ltd. 7.25%, 4/01/23(a)		200	184,484

			337,337

Communications - Telecommunications – 0.1%
Digicel Group Ltd. 8.25%, 9/30/20(a)		335	240,362

44 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.3%
BRF GmbH 4.35%, 9/29/26(a)	U.S.$	230	$193,787
BRF SA 3.95%, 5/22/23(a)		250	225,625
Minerva Luxembourg SA 6.50%, 9/20/26(a)		200	183,780
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23		43	37,748
3.15%, 10/01/26		112	90,860
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(b)(c)(g)(p)		804	49,007

			780,807

Energy – 0.2%
Petrobras Global Finance BV 5.999%, 1/27/28		515	489,406

Total Emerging Markets – Corporate Bonds (cost $2,358,376)			1,847,912

BANK LOANS – 0.7%
Industrial – 0.7%
Basic – 0.0%
Starfruit Finco B.V. (Starfruit US Holdco LLC) (fka AkzoNobel) 5.549% (LIBOR 1 Month + 3.25%), 10/01/25(q)		18	17,435

Capital Goods – 0.0%
Honeywell Technologies SÃ rl 4.89% (LIBOR 3 Month + 2.50%), 9/27/25(b)(q)		15	15,454

Consumer Cyclical - Other – 0.0%
Stars Group Holdings B.V. 5.886% (LIBOR 3 Month + 3.50%), 7/10/25(q)		20	20,122

Consumer Cyclical - Retailers – 0.0%
Specialty Building Products Holdings, LLC 10/01/25(r)		78	77,735

Consumer Non-Cyclical – 0.1%
BI-LO, LLC 10.31% (LIBOR 3 Month + 8.00%), 5/31/24(q)		67	66,442
10.34% (LIBOR 3 Month + 8.00%), 5/31/24(q)		65	63,873

abfunds.com	AB UNCONSTRAINED BOND FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

10.44% (LIBOR 3 Month + 8.00%), 5/31/24(q)	U.S.$	67	$66,442
Envision Healthcare Corporation 6.052% (LIBOR 1 Month + 3.75%), 10/10/25(q)		50	48,922
Owens & Minor, Inc. 6.756% (LIBOR 1 Month + 4.50%), 5/02/25(b)(q)		83	74,882

			320,561

Energy – 0.5%
California Resources Corporation 12.67% (LIBOR 1 Month + 10.38%), 12/31/21(q)		962	1,070,450
Triton Solar US Acquisition Co. 10/31/24(b)(r)		158	147,916

			1,218,366

Other Industrial – 0.0%
American Tire Distributors, Inc. 6.636% (LIBOR 3 Month + 4.25%), 9/01/21(q)		36	32,126

Services – 0.0%
Financial & Risk US Holdings, Inc. (fka Refinitiv) 10/01/25(r)		23	22,256

Technology – 0.1%
Boxer Parent Company Inc. (fka BMC Software) 6.648% (LIBOR 3 Month + 4.25%), 10/02/25(q)		100	100,240

Total Bank Loans (cost $1,711,237)			1,824,295

EMERGING MARKETS – SOVEREIGNS – 0.6%
Argentina – 0.2%
Argentine Republic Government International Bond 6.875%, 1/26/27		871	727,285

Costa Rica – 0.1%
Costa Rica Government International Bond 4.37%, 5/22/19(a)		233	231,264

Ecuador – 0.1%
Ecuador Government International Bond 9.65%, 12/13/26(a)		275	257,125

46 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gabon – 0.1%
Gabon Government International Bond 6.95%, 6/16/25(a)	U.S.$	360	$330,300

Ivory Coast – 0.1%
Ivory Coast Government International Bond 5.125%, 6/15/25(a)	EUR	144	160,247

Total Emerging Markets – Sovereigns (cost $1,859,248)			1,706,221

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.5%
Non-Agency Floating Rate CMBS – 0.3%
BHMS Mortgage Trust Series 2018-ATLS, Class A 3.53% (LIBOR 1 Month + 1.25%), 7/15/35(a)(l)	U.S.$	600	599,825
CLNS Trust Series 2017-IKPR, Class F 6.787% (LIBOR 1 Month + 4.50%), 6/11/32(a)(b)(l)		203	203,379

			803,204

Non-Agency Fixed Rate CMBS – 0.2%
DBUBS Mortgage Trust Series 2011-LC2A, Class E 5.72%, 7/10/44(a)(b)		600	555,036

Total Commercial Mortgage-Backed Securities (cost $1,348,267)			1,358,240

EMERGING MARKETS – TREASURIES – 0.5%
Argentina – 0.3%
Argentina POM Politica Monetaria Series POM 68.593% (ARLLMONP), 6/21/20(l)	ARS	13,074	412,600
Argentine Bonos del Tesoro 15.50%, 10/17/26		3,121	72,058
16.00%, 10/17/23		7,552	185,923

			670,581

Dominican Republic – 0.2%
Dominican Republic International Bond 15.95%, 6/04/21(g)	DOP	27,000	625,038

Total Emerging Markets – Treasuries (cost $1,826,692)			1,295,619

abfunds.com	AB UNCONSTRAINED BOND FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

COMMON STOCKS – 0.4%
Energy – 0.3%
Oil, Gas & Consumable Fuels – 0.3%
Carrizo Oil & Gas, Inc.(c)		2,782	$50,660
Denbury Resources, Inc.(c)		6,888	23,764
Golden Energy Offshore Services AS(c)(j)		757,891	495,428
Oasis Petroleum, Inc.(c)		1,854	18,651
Paragon Offshore Ltd. – Class A(b)(c)(j)		3,303	2,751
Paragon Offshore Ltd. – Class B(b)(c)(j)		4,955	185,813
Peabody Energy Corp.		806	28,573
Whiting Petroleum Corp.(c)		750	27,975

			833,615

Consumer Discretionary – 0.1%
Auto Components – 0.0%
Exide Technologies(b)(c)(d)(e)		2,970	1,247

Diversified Consumer Services – 0.0%
Laureate Education, Inc. – Class A(c)		2,296	34,187

Hotels, Restaurants & Leisure – 0.1%
eDreams ODIGEO SA(c)		23,841	97,078

			132,512

Information Technology – 0.0%
Software – 0.0%
Avaya Holdings Corp.(c)		3,734	61,312

Health Care – 0.0%
Pharmaceuticals – 0.0%
Endo International PLC(c)		1,607	27,223
Horizon Pharma PLC(c)		1,344	24,474

			51,697

Materials – 0.0%
Paper & Forest Products – 0.0%
Resolute Forest Products, Inc.(c)		48	541

Total Common Stocks (cost $1,519,192)			1,079,677

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.3%
Swaptions – 0.3%
IRS Swaption Expiration: Nov 2018; Contracts: 142,100,000; Exercise Rate: 3.10%; Counterparty: Goldman Sachs International(c)	USD	142,100,000	639,268

48 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

IRS Swaption Expiration: Jan 2019; Contracts: 12,010,000; Exercise Rate: 3.29%; Counterparty: Morgan Stanley Capital Services LLC(c)	USD	12,010,000	$103,706
IRS Swaption Expiration: Nov 2018; Contracts: 24,075,000; Exercise Rate: 1.62%; Counterparty: Bank of America, NA(c)	EUR	24,075,000	32,648

			775,622

Options on Forward Contracts – 0.0%
CNH/USD Expiration: Jan 2019; Contracts: 76,391,350; Exercise Price: CNH 7.07; Counterparty: JPMorgan Chase Bank, NA(c)	CNH	76,391,350	76,442

Total Options Purchased – Puts (premiums paid $683,981)			852,064

OPTIONS PURCHASED – CALLS – 0.3%
Options on Indices – 0.2%
S&P 500 Index Expiration: Nov 2018; Contracts: 250; Exercise Price: USD 2,750.00; Counterparty: Morgan Stanley Capital Services LLC(c)	USD	250	617,500

Options on Forward Contracts – 0.1%
BRL/USD Expiration: Nov 2018; Contracts: 7,427,750; Exercise Price: BRL 3.65; Counterparty: Morgan Stanley Capital Services LLC(c)	BRL	7,427,750	4,313
TRY/EUR Expiration: Jan 2019; Contracts: 14,973,000; Exercise Price: TRY 6.51; Counterparty: Deutsche Bank AG(c)	TRY	14,973,000	69,899
TRY/USD Expiration: Jan 2019; Contracts: 15,345,900; Exercise Price: TRY 5.78; Counterparty: Barclays Bank PLC(c)		15,345,900	88,466

			162,678

Total Options Purchased – Calls (premiums paid $561,466)			780,178

abfunds.com	AB UNCONSTRAINED BOND FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

PREFERRED STOCKS – 0.1%
Utility – 0.1%
Electric – 0.1%
Vistra Energy Corp. 7.00%, 7/01/19(c) (cost $89,951)		1,400	$128,450

		Principal Amount (000)
LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.0%
United States – 0.0%
Alameda Corridor Transportation Authority Series 1999C 6.60%, 10/01/29 (cost $110,559)	U.S.$	100	116,212

		Shares
WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/22(c)		4,331	19,490
SandRidge Energy, Inc., A-CW22, expiring 10/03/22(c)		1,292	129
SandRidge Energy, Inc., B-CW22, expiring 10/03/22(c)		544	27

Total Warrants (cost $750)			19,646

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 25.5%
U.S. Treasury Bills – 18.8%
U.S. Treasury Bill Zero Coupon, 12/13/18-1/31/19 (cost $49,559,547)	U.S.$	49,770	49,559,519

Commercial Paper – 3.8%
Societe Generale Series CP Zero Coupon, 11/01/18(a) (cost $10,000,000)		10,000	9,999,424

50 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares		U.S. $ Value

Investment Companies – 2.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.08%(o)(s)(t) (cost $7,219,965)		7,219,965		$7,219,965

		Principal Amount (000)
Time Deposits – 0.2%
BBH, Grand Cayman 0.30%, 11/01/18	NOK	0	**	1
0.36%, 11/01/18	GBP	0	**	2
0.62%, 11/01/18	SGD	2		1,669
0.80%, 11/01/18	CAD	0	**	16
0.85%, 11/01/18	NZD	0	**	1
BNP Paribas, Paris (0.57)%, 11/01/18	EUR	106		119,921
Sumitomo, Tokyo 1.54%, 11/01/18	U.S.$	391		391,139

Total Time Deposits (cost $514,272)				512,749

Total Short-Term Investments (cost $67,293,784)				67,291,657

Total Investments – 98.3% (cost $265,155,915)				259,286,102
Other assets less liabilities – 1.7%				4,419,503

Net Assets – 100.0%				$263,705,605

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at October 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	81	December 2018	CAD	8,100	$8,158,829	$8,131,073	$(27,756)
3 Yr Australian Bond Futures	144	December 2018	AUD	14,400	11,361,899	11,363,555	1,656

abfunds.com	AB UNCONSTRAINED BOND FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at October 31, 2018	Unrealized Appreciation/ (Depreciation)
Euro STOXX 50 Index Futures	253	December 2018	EUR	3		$9,547,621	$9,139,115	$(408,506)
Nikkei 225 (CME) Futures	50	December 2018	USD	0	***	5,630,000	5,448,750	(181,250)
STOXX 600 Bank Futures	554	December 2018	EUR	28		4,871,499	4,511,819	(359,680)
U.S. T-Note 2 Yr (CBT) Futures	1,944	December 2018	USD	388,800		409,896,001	409,515,750	(380,251)
U.S. T-Note 10 Yr (CBT) Futures	64	December 2018	USD	6,400		7,584,781	7,580,000	(4,781)

Sold Contracts
10 Yr Australian Bond Futures	65	December 2018	AUD	6,500		5,960,392	5,956,833	3,559
Euro Buxl 30 Yr Bond Futures	77	December 2018	EUR	7,700		15,456,096	15,428,165	27,931
Euro-BOBL Futures	10	December 2018	EUR	1,000		1,490,681	1,488,755	1,926
Euro-BONO Futures	50	December 2018	EUR	5,000		8,240,833	8,169,238	71,595
Euro-Bund Futures	204	December 2018	EUR	20,400		37,025,862	37,029,770	(3,908)
S&P 500 E-Mini Futures	257	December 2018	USD	13		37,264,903	34,836,350	2,428,553
U.S. 10 Yr Ultra Futures	125	December 2018	USD	12,500		15,960,875	15,638,672	322,203
U.S. Long Bond (CBT) Futures	61	December 2018	USD	6,100		8,609,016	8,425,625	183,391
U.S. T-Note 5 Yr (CBT) Futures	515	December 2018	USD	51,500		58,324,000	57,877,148	446,852
U.S. Ultra Bond (CBT) Futures	192	December 2018	USD	19,200		29,074,023	28,650,000	424,023

								$2,545,557

52 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	INR	107,887	USD	1,478	12/13/18	$28,530
Bank of America, NA	USD	1,221	BRL	4,559	11/13/18	2,312
Barclays Bank PLC	USD	1,737	IDR	25,425,811	11/08/18	(66,596)
Barclays Bank PLC	ILS	5,830	USD	1,635	11/29/18	63,796
Barclays Bank PLC	USD	89	IDR	1,340,356	12/26/18	(1,276)
Barclays Bank PLC	USD	3,789	EUR	3,278	1/09/19	(51,816)
Barclays Bank PLC	TRY	7,660	USD	1,237	1/15/19	(72,396)
BNP Paribas SA	ARS	17,911	USD	454	11/05/18	(43,179)
BNP Paribas SA	ARS	16,174	USD	415	11/13/18	(29,527)
BNP Paribas SA	USD	1,384	CAD	1,809	11/16/18	(9,219)
BNP Paribas SA	USD	814	MXN	15,405	12/05/18	(59,341)
Brown Brothers Harriman & Co.	USD	417	NOK	3,392	11/15/18	(14,890)
Brown Brothers Harriman & Co.	CAD	773	USD	599	11/16/18	12,136
Brown Brothers Harriman & Co.	USD	248	ZAR	3,689	11/29/18	705
Brown Brothers Harriman & Co.	USD	420	JPY	47,542	12/13/18	2,425
Brown Brothers Harriman & Co.	USD	485	GBP	367	12/14/18	(15,985)
Brown Brothers Harriman & Co.	EUR	227	USD	265	1/09/19	6,178
Brown Brothers Harriman & Co.	USD	1,248	EUR	1,079	1/09/19	(17,743)
Brown Brothers Harriman & Co.	CHF	311	USD	319	1/17/19	6,925
Brown Brothers Harriman & Co.	PLN	7,548	USD	2,043	1/18/19	71,061
Brown Brothers Harriman & Co.	CHF	300	USD	307	2/28/19	5,128
Brown Brothers Harriman & Co.	USD	35	CHF	33	2/28/19	(1,569)
Brown Brothers Harriman & Co.	USD	243	TRY	1,669	2/28/19	34,816
Citibank, NA	BRL	28,694	USD	7,745	11/05/18	37,539
Citibank, NA	BRL	13,227	USD	3,401	11/05/18	(151,977)
Citibank, NA	USD	5,061	BRL	20,961	11/05/18	568,727
Citibank, NA	USD	5,638	BRL	20,960	11/05/18	(8,091)
Citibank, NA	USD	2,041	CLP	1,372,001	11/15/18	(69,733)
Citibank, NA	USD	2,102	BRL	7,733	12/04/18	(30,069)
Citibank, NA	UYU	7,693	USD	230	12/04/18	(4,203)
Citibank, NA	USD	3,445	INR	240,405	12/13/18	(216,236)
Citibank, NA	USD	310	CHF	303	2/28/19	(5,886)
Credit Suisse International	NOK	11,383	USD	1,366	11/15/18	14,990
Credit Suisse International	USD	648	NOK	5,264	11/15/18	(22,728)
Credit Suisse International	USD	1,620	ILS	5,859	11/29/18	(41,278)
Credit Suisse International	USD	1,326	ZAR	19,208	11/29/18	(27,910)
Credit Suisse International	TRY	1,672	USD	261	12/03/18	(32,307)
Credit Suisse International	USD	84	TRY	525	12/03/18	8,289
Credit Suisse International	MXN	50,202	USD	2,566	12/05/18	108,047
Credit Suisse International	CNH	1,007	JPY	16,149	12/13/18	(414)
Credit Suisse International	CNH	13,829	USD	1,999	1/09/19	23,157
Credit Suisse International	USD	1,237	TRY	7,654	1/15/19	71,262
Credit Suisse International	USD	1,414	TRY	8,583	1/17/19	51,740
Credit Suisse International	TRY	2,088	USD	282	2/28/19	(65,319)
Credit Suisse International	USD	308	CHF	300	2/28/19	(6,557)
Credit Suisse International	USD	251	TRY	1,745	2/28/19	39,882
Deutsche Bank AG	USD	2,248	TRY	13,810	11/09/18	212,115
Deutsche Bank AG	TRY	7,901	EUR	1,154	1/17/19	(32,156)
Goldman Sachs Bank USA	NZD	3,110	USD	2,007	12/07/18	(23,664)

abfunds.com	AB UNCONSTRAINED BOND FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	JPY	16,149	CNH	1,007	12/13/18	$415
Goldman Sachs Bank USA	IDR	1,340,356	USD	89	12/26/18	1,276
Goldman Sachs Bank USA	EUR	4,048	USD	4,671	1/09/19	56,040
Goldman Sachs Bank USA	BRL	58,170	USD	13,802	7/11/19	(1,492,247)
HSBC Bank USA	ARS	8,182	USD	197	11/05/18	(29,868)
HSBC Bank USA	CAD	1,642	USD	1,272	11/16/18	24,290
JPMorgan Chase Bank, NA	NOK	11,464	USD	1,385	11/15/18	24,684
JPMorgan Chase Bank, NA	USD	1,570	KRW	1,752,649	11/15/18	(34,218)
JPMorgan Chase Bank, NA	USD	2,644	NOK	21,525	11/15/18	(88,879)
JPMorgan Chase Bank, NA	TRY	525	USD	84	12/03/18	(8,288)
JPMorgan Chase Bank, NA	USD	2,138	TWD	65,645	12/11/18	(11,247)
JPMorgan Chase Bank, NA	GBP	5,815	USD	7,681	12/14/18	231,954
JPMorgan Chase Bank, NA	CNH	1,672	USD	243	12/19/18	3,543
JPMorgan Chase Bank, NA	USD	1,999	CNH	13,829	1/09/19	(23,157)
JPMorgan Chase Bank, NA	TRY	18,114	USD	2,679	2/28/19	(337,727)
Morgan Stanley Capital Services LLC	BRL	4,559	USD	1,221	11/13/18	(2,322)
Morgan Stanley Capital Services LLC	USD	1,083	SEK	9,604	11/15/18	(32,441)
Morgan Stanley Capital Services LLC	BRL	2,891	USD	773	12/04/18	(1,467)
Morgan Stanley Capital Services LLC	AUD	7,710	USD	5,469	12/07/18	7,085
Morgan Stanley Capital Services LLC	USD	975	INR	70,830	12/13/18	(23,497)
Morgan Stanley Capital Services LLC	USD	15,370	BRL	58,170	7/11/19	(75,182)
Royal Bank of Scotland PLC	ARS	16,174	USD	421	11/16/18	(21,279)
Royal Bank of Scotland PLC	USD	902	ARS	34,437	11/28/18	26,159
Royal Bank of Scotland PLC	TRY	1,628	USD	254	12/03/18	(31,289)
Royal Bank of Scotland PLC	TRY	1,577	USD	270	2/28/19	7,064
Standard Chartered Bank	USD	1,371	IDR	20,303,503	11/08/18	(36,796)
Standard Chartered Bank	BRL	1,169	USD	315	11/13/18	1,540
Standard Chartered Bank	CAD	1,009	USD	783	11/16/18	16,231
Standard Chartered Bank	TWD	169,369	USD	5,535	12/11/18	47,945
Standard Chartered Bank	USD	705	TWD	21,571	12/11/18	(5,899)
Standard Chartered Bank	INR	119,033	USD	1,595	12/13/18	(3,657)
Standard Chartered Bank	JPY	77,707	USD	687	12/13/18	(4,121)
Standard Chartered Bank	USD	971	INR	71,555	12/13/18	(9,428)
UBS AG	USD	1,407	GBP	1,087	12/14/18	(14,406)
UBS AG	EUR	14,628	USD	16,910	1/09/19	232,361
UBS AG	USD	1,445	JPY	160,794	1/18/19	(9,784)

						$(1,368,917)

CALL OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price	Expiration Month	Notional (000)			Premiums Received	U.S. $ Value
S&P 500 Index(u)	Morgan Stanley Capital Services LLC	250	USD 2,790.00	November 2018	USD	0	***	$199,242	$(277,500)

54 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counter- Party	Strike Rate	Expiration Date	Notional Amount (000)		Premiums Received	Market Value
Call
OTC – 1 Year Interest Rate Swap(u)	3 Month LIBOR	Deutsche Bank AG	3.18%	11/30/18	USD	1,350	$8,843	$(5,936)
OTC – 1 Year Interest Rate Swap(u)	3 Month LIBOR	JPMorgan Chase Bank, NA	3.23	11/30/18	USD	1,350	8,437	(8,162)
OTC – 1 Year Interest Rate Swap(u)	3 Month LIBOR	Morgan Stanley Capital Services LLC	2.94	1/29/19	USD	12,010	41,434	(31,223)

Put
OTC – 1 Year Interest Rate Swap(u)	3 Month LIBOR	Citibank, NA	3.33	11/29/18	USD	6,520	40,424	(63,509)
OTC – 1 Year Interest Rate Swap(u)	3 Month LIBOR	Deutsche Bank AG	3.18	11/30/18	USD	1,350	8,843	(11,604)
OTC – 1 Year Interest Rate Swap(u)	3 Month LIBOR	Goldman Sachs International	3.08	11/29/18	USD	340,885	380,558	(548,678)
OTC – 1 Year Interest Rate Swap(u)	3 Month LIBOR	JPMorgan Chase Bank, NA	3.23	11/30/18	USD	1,350	8,437	(8,703)
OTC – 1 Year Interest Rate Swap(u)	3 Month LIBOR	Morgan Stanley Capital Services LLC	3.44	1/29/19	USD	12,010	41,435	(52,328)

							$538,411	$(730,143)

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Call
BRL vs. USD/ Morgan Stanley Capital Services LLC(u)	BRL	3.880	11/2018	7,895,800	BRL	7,896	$27,930	$(2,026)
BRL vs. USD/ Deutsche Bank AG(u)	BRL	4.560	11/2018	2,918,000	BRL	2,918	8,211	(183)
CNH vs. USD/ JPMorgan Chase Bank, NA(u)	CNH	7.050	12/2018	9,165,000	CNH	9,165	6,559	(7,297)
IDR vs. USD/ Goldman Sachs Bank USA(u)	IDR	15,870.000	12/2018	10,410,720,000	IDR	10,410,720	4,187	(2,518)

abfunds.com	AB UNCONSTRAINED BOND FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
INR vs. USD/ JPMorgan Chase Bank, NA(u)	INR	71.320	02/2019	53,490,000	INR	53,490	$6,945	$(39,510)
JPY vs. CNH/ Goldman Sachs Bank USA(u)	JPY	16.500	12/2018	74,662,500	JPY	74,663	3,356	(1,606)
MXN vs. USD/ Morgan Stanley Capital Services LLC(u)	MXN	23.820	02/2019	17,865,000	MXN	17,865	9,992	(4,339)
SGD vs. CHF/ UBS AG(u)	SGD	1.550	06/2019	1,007,500	SGD	1,008	3,046	(1,923)
TRY vs. CHF/ UBS AG(u)	TRY	5.900	02/2019	4,130,000	TRY	4,130	7,550	(43,568)
TRY vs. EUR/ Deutsche Bank AG(u)	TRY	7.510	01/2019	17,273,000	TRY	17,273	46,077	(30,933)
TRY vs. USD/ JPMorgan Chase Bank, NA(u)	TRY	7.000	11/2018	4,585,000	TRY	4,585	7,356	(729)
TRY vs. USD/ Goldman Sachs Bank USA(u)	TRY	7.000	12/2018	4,725,000	TRY	4,725	6,939	(810)
TRY vs. USD/ Barclays Bank PLC(u)	TRY	6.900	01/2019	18,319,500	TRY	18,320	59,392	(19,419)

							$197,540	$(154,861)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)%	Quarterly	3.45%	USD	872	$(58,096)	$(66,288)	$8,192
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)	Quarterly	3.45	USD	3,300	(219,858)	(199,139)	(20,719)
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)	Quarterly	3.45	USD	724	(48,235)	(55,037)	6,802

56 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00	) %	Quarterly	3.45%	USD	724	$(48,235)	$(55,037)	$6,802
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	724	(48,235)	(55,037)	6,802
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	580	(38,642)	(44,091)	5,449
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	481	(32,046)	(36,565)	4,519
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	435	(28,981)	(33,068)	4,087
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	428	(28,515)	(30,716)	2,201
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	290	(19,321)	(22,045)	2,724
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	290	(19,321)	(22,045)	2,724
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	286	(19,054)	(21,741)	2,687
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	263	(17,522)	(20,001)	2,479
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	355	(23,651)	(25,477)	1,826
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	355	(23,651)	(25,477)	1,826
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	355	(23,651)	(25,477)	1,826
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	219	(14,591)	(16,654)	2,063

abfunds.com	AB UNCONSTRAINED BOND FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00	) %	Quarterly	3.45%	USD	219	$(14,591)	$(16,654)	$2,063
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	219	(14,591)	(16,654)	2,063
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	284	(18,921)	(20,382)	1,461
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	175	(11,659)	(13,308)	1,649
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	236	(15,723)	(16,937)	1,214
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	213	(14,191)	(15,286)	1,095
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	145	(9,660)	(11,027)	1,367
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	131	(8,728)	(9,962)	1,234
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	142	(9,461)	(10,191)	730
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	142	(9,461)	(10,191)	730
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	142	(9,461)	(10,191)	730
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	87	(5,796)	(6,616)	820
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	87	(5,796)	(6,616)	820
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)		Quarterly	3.45	USD	87	(5,796)	(6,616)	820

58 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00	) %	Quarterly	0.25%	USD	37,500	$(362,204)	$(161,702)	$(200,502)
CDX-NAIG Series 30, 5 Year Index, 6/20/23*	(1.00)		Quarterly	0.62	USD	75,000	(1,289,768)	(1,440,222)	150,454
iTraxx Australia Series 29, 5 Year Index, 6/20/23*	(1.00)		Quarterly	0.73	USD	75,000	(957,870)	(906,818)	(51,052)
iTraxx Australia Series 30, 5 Year Index, 12/20/23*	(1.00)		Quarterly	0.82	USD	75,000	(716,419)	(740,299)	23,880
iTraxx Europe Crossover Series 29, 5 Year Index, 6/20/23*	(5.00)		Quarterly	2.96	EUR	310	(32,004)	(33,284)	1,280
iTraxx Europe Crossover Series 29, 5 Year Index, 6/20/23*	(5.00)		Quarterly	2.96	EUR	213	(21,990)	(24,038)	2,048
iTraxx Europe Crossover Series 29, 5 Year Index, 6/20/23*	(5.00)		Quarterly	2.96	EUR	2,450	(252,935)	(238,407)	(14,528)
iTraxx Europe Crossover Series 29, 5 Year Index, 6/20/23*	(5.00)		Quarterly	2.96	EUR	190	(19,615)	(20,611)	996
iTraxx Europe Crossover Series 29, 5 Year Index, 6/20/23*	(5.00)		Quarterly	2.96	EUR	106	(10,943)	(11,482)	539
iTraxx Europe Crossover Series 29, 5 Year Index, 6/20/23*	(5.00)		Quarterly	2.96	EUR	94	(9,704)	(9,986)	282
iTraxx Europe Crossover Series 29, 5 Year Index, 6/20/23*	(5.00)		Quarterly	2.96	EUR	47	(4,852)	(5,028)	176
iTraxx Europe Crossover Series 29, 5 Year Index, 6/20/23*	(5.00)		Quarterly	2.96	EUR	47	(4,852)	(4,919)	67

abfunds.com	AB UNCONSTRAINED BOND FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover Series 29, 5 Year Index, 6/20/23*	(5.00	) %	Quarterly	2.96%	EUR	94	$(9,704)	$(9,388)	$(316)
iTraxx Europe Crossover Series 29, 5 Year Index, 6/20/23*	(5.00)		Quarterly	2.96	EUR	94	(9,704)	(9,341)	(363)
iTraxx Europe Crossover Series 29, 5 Year Index, 6/20/23*	(5.00)		Quarterly	2.96	EUR	94	(9,704)	(9,252)	(452)
iTraxx Europe Crossover Series 29, 5 Year Index, 6/20/23*	(5.00)		Quarterly	2.96	EUR	96	(9,911)	(9,337)	(574)
iTraxx Europe Crossover Series 29, 5 Year Index, 6/20/23*	(5.00)		Quarterly	2.96	EUR	95	(9,808)	(9,014)	(794)
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	(1.00)		Quarterly	0.74	EUR	34,620	(556,200)	(625,020)	68,820
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	(5.00)		Quarterly	2.98	EUR	740	(82,307)	(81,615)	(692)
iTraxx Europe Senior Financials Series 23, 5 Year Index, 6/20/20*	(1.00)		Quarterly	0.33	EUR	10,160	(140,781)	(59,664)	(81,117)

Sale Contracts
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	5.00		Quarterly	3.45	USD	1,298	86,477	64,430	22,047
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	5.00		Quarterly	3.45	USD	1,298	86,477	69,743	16,734
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	5.00		Quarterly	3.45	USD	515	34,311	28,105	6,206

60 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	5.00%	Quarterly	3.45%	USD	519	$34,578	$32,150	$2,428
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	5.00	Quarterly	3.45	USD	1,039	69,222	59,407	9,815
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	5.00	Quarterly	3.45	USD	519	34,578	31,726	2,852
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	5.00	Quarterly	3.45	USD	779	51,900	45,683	6,217
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	5.00	Quarterly	3.45	USD	1,298	86,477	74,678	11,799
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	5.00	Quarterly	3.45	USD	862	57,429	53,678	3,751
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	5.00	Quarterly	3.45	USD	1,563	104,133	96,689	7,444
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	5.00	Quarterly	3.45	USD	3,300	219,858	206,442	13,416
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00	Quarterly	3.74	USD	1,636	96,492	116,338	(19,846)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00	Quarterly	3.74	USD	2,650	156,299	175,492	(19,193)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00	Quarterly	3.74	USD	5,404	318,731	385,017	(66,286)
CDX-NAIG Series 30, 5 Year Index, 6/20/23*	1.00	Quarterly	0.62	USD	75,000	1,289,768	1,176,636	113,132
CDX-NAIG Series 31, 5 Year Index, 12/20/23*	1.00	Quarterly	0.68	USD	75,000	1,206,463	1,397,518	(191,055)
iTraxx Australia Series 29, 5 Year Index, 6/20/23*	1.00	Quarterly	0.73	USD	75,000	957,870	996,881	(39,011)

abfunds.com	AB UNCONSTRAINED BOND FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover Series 29, 5 Year Index, 6/20/23*	5.00%	Quarterly	2.96%	EUR	96	$9,911	$9,747	$164
iTraxx Europe Crossover Series 29, 5 Year Index, 6/20/23*	5.00	Quarterly	2.96	EUR	280	28,907	27,616	1,291
iTraxx Europe Crossover Series 29, 5 Year Index, 6/20/23*	5.00	Quarterly	2.96	EUR	287	29,629	29,087	542
iTraxx Europe Crossover Series 29, 5 Year Index, 6/20/23*	5.00	Quarterly	2.96	EUR	365	37,682	37,083	599
iTraxx Europe Crossover Series 29, 5 Year Index, 6/20/23*	5.00	Quarterly	2.96	EUR	452	46,664	45,569	1,095
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	5.00	Quarterly	2.98	EUR	94	10,455	9,987	468
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	5.00	Quarterly	2.98	EUR	95	10,566	10,303	263
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	5.00	Quarterly	2.98	EUR	94	10,455	10,329	126
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	5.00	Quarterly	2.98	EUR	47	5,228	5,511	(283)
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	5.00	Quarterly	2.98	EUR	94	10,455	10,458	(3)
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	5.00	Quarterly	2.98	EUR	47	5,228	5,630	(402)

62 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	5.00%	Quarterly	2.98%	EUR	94	$10,455	$10,523	$(68)
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	5.00	Quarterly	2.98	EUR	96	10,678	11,431	(753)
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	5.00	Quarterly	2.98	EUR	106	11,790	12,913	(1,123)
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	5.00	Quarterly	2.98	EUR	213	23,691	27,034	(3,343)

						$(223,858)	$(60,119)	$(163,739)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	395,850	3/20/20	3 Month LIBOR	2.590%	Quarterly/Semi-Annual	$(2,023,724)	$—	$(2,023,724)
USD	163,600	7/25/20	3 Month LIBOR	2.839%	Quarterly/Semi-Annual	595,047	—	595,047
USD	31,700	12/14/20	1.663%	3 Month LIBOR	Semi-Annual/ Quarterly	824,266	—	824,266
CAD	44,120	11/07/21	3 Month CDOR	1.050%	Semi-Annual/ Semi-Annual	(1,789,426)	—	(1,789,426)
CAD	59,390	11/14/21	3 Month CDOR	1.303%	Semi-Annual/ Semi-Annual	(2,029,383)	—	(2,029,383)
CAD	31,880	12/05/21	3 Month CDOR	1.398%	Semi-Annual/ Semi-Annual	(1,022,260)	—	(1,022,260)
USD	36,830	7/13/22	3 Month LIBOR	2.056%	Quarterly/Semi-Annual	(1,187,429)	—	(1,187,429)
USD	164,170	3/20/23	2.783%	3 Month LIBOR	Semi-Annual/ Quarterly	2,271,785	—	2,271,785
USD	68,240	7/25/23	2.954%	3 Month LIBOR	Semi-Annual/ Quarterly	42,457	—	42,457
MXN	117,100	9/11/26	4 Week TIIE	6.290%	Monthly/Monthly	(908,712)	—	(908,712)
EUR	19,200	10/30/27	6 Month EURIBOR	0.901%	Semi-Annual/ Annual	91,647	—	91,647
USD	31,380	3/20/28	3 Month LIBOR	2.898%	Quarterly/Semi-Annual	(841,694)	—	(841,694)

abfunds.com	AB UNCONSTRAINED BOND FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CAD	8,570	11/07/46	1.868%	3 Month CDOR %	Semi-Annual/ Semi-Annual	$1,470,323	$—	$1,470,323
CAD	12,040	11/14/46	2.182%	3 Month CDOR	Semi-Annual/ Semi-Annual	1,479,941	—	1,479,941
CAD	8,010	12/05/46	2.310%	3 Month CDOR	Semi-Annual/ Semi-Annual	827,696	—	827,696
EUR	16,540	9/01/47	6 Month EURIBOR	1.468%	Semi-Annual/ Annual	(123,505)	—	(123,505)
GBP	3,080	12/27/47	1.419%	6 Month LIBOR	Semi-Annual/ Semi-Annual	262,923	—	262,923
GBP	810	2/29/24	1.251%	6 Month LIBOR	Semi-Annual/ Semi-Annual	7,397	8,796	(1,399)
GBP	810	2/29/24	6 Month LIBOR	1.251%	Semi-Annual/ Semi-Annual	(7,395)	7,879	(15,274)
EUR	28,550	6/05/28	6 Month EURIBOR	0.933%	Semi-Annual/ Annual	207,248	—	207,248
EUR	10,980	6/08/48	6 Month EURIBOR	1.545%	Semi-Annual/ Annual	207,064	—	207,064

						$(1,645,734)	$16,675	$(1,662,409)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC
People’s Republic of China, 7.500% 10/28/27, 12/20/23*	(1.00)%	Quarterly	0.72%	USD	62,560	$(899,361)	$(1,156,782)	$257,421
BNP Paribas
Kingdom of Thailand, 7.750% 4/15/07, 12/20/23*	(1.00)	Quarterly	0.44	USD	40,000	(1,099,969)	(1,075,309)	(24,660)
Korea International Bond, 7.125% 04/16/19, 12/20/23*	(1.00)	Quarterly	0.41	USD	62,090	(1,816,134)	(1,684,150)	(131,984)
Citibank, NA
Chile Government International Bond, 3.875% 8/5/20, 12/20/23*	(1.00)	Quarterly	0.54	USD	80,010	(1,846,579)	(1,869,951)	23,372

64 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International
BellSouth LLC, 6.550%, 6/15/34, 9/20/19*	(1.00)%	Quarterly	0.13%	USD	7,520	$(66,504)	$(32,709)	$(33,795)
Deutsche Bank AG
iTraxx Australia Series 25, 5 Year Index, 6/20/21*	(1.00)	Quarterly	0.41	USD	55,920	(908,995)	513,820	(1,422,815)
iTraxx Japan Series 24, 5 Year Index, 12/20/20*	(1.00)	Quarterly	0.23	JPY	3,720,370	(587,186)	(113,769)	(473,417)
Goldman Sachs International
iTraxx iTraxx Japan Series 30, 5 Year Index, 12/20/23*	(1.00)	Quarterly	0.62	JPY	5,740,190	(1,047,361)	(1,008,996)	(38,365)
United Mexican States, 5.950%, 3/19/19, 12/20/19*	(1.00)	Quarterly	0.72	USD	32,970	(143,626)	(44,528)	(99,098)

Sale Contracts
Bank of America, NA
Genworth Holdings, Inc., 4.800%, 2/15/24, 6/20/20*	5.00	Quarterly	1.87	USD	300	15,511	4,340	11,171
iTraxx Australia Series 25, 5 Year Index, 6/20/21*	1.00	Quarterly	0.41	USD	25,820	419,711	(14,511)	434,222
Barclays Bank PLC
Assured Guaranty Municipal Corp., 6.110%, 6/29/15, 6/20/20*	5.00	Quarterly	0.22	USD	300	24,740	7,751	16,989

abfunds.com	AB UNCONSTRAINED BOND FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx Japan Series 24, 5 Year Index, 12/20/20*	1.00%	Quarterly	0.23%	JPY	3,720,370	$589,018	$333,947	$255,071
United Mexican States, 5.950%, 3/19/19, 12/20/19*	1.00	Quarterly	0.72	USD	18,350	79,938	(21,658)	101,596
United Mexican States, 5.950%, 3/19/19, 12/20/19*	1.00	Quarterly	0.72	USD	14,620	62,877	(25,238)	88,115
Citibank, NA
iTraxx Australia Series 25, 5 Year Index, 6/20/21*	1.00	Quarterly	0.41	USD	30,100	489,284	(78,701)	567,985
Nabors Industries, Inc., 5.500%, 1/15/23, 6/20/20*	1.00	Quarterly	0.77	USD	300	637	(11,777)	12,414
Safeway Inc., 7.250%, 2/01/31, 6/20/20*	1.00	Quarterly	1.11	USD	300	(1,238)	(8,587)	7,349
Staples, Inc., 8.500%, 9/15/25, 6/20/20*	1.00	Quarterly	0.92	USD	300	158	(4,187)	4,345
Weatherford International Ltd., 4.500%, 4/15/22, 6/20/20*	1.00	Quarterly	10.63	USD	300	(42,364)	(9,122)	(33,242)
Credit Suisse International
AT&T Inc., 3.375%, 3/30/20, 9/20/19*	1.00	Quarterly	0.19	USD	7,520	62,422	37,967	24,455
Avon Products, Inc., 6.500%, 3/01/19, 6/20/20*	1.00	Quarterly	1.98	USD	300	(7,451)	(18,194)	10,743

66 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.42%	USD	8,810	$(1,222,681)	$136,065	$(1,358,746)
Freeport-McMoran, Inc., 3.550%, 3/1/22, 6/20/20*	1.00	Quarterly	0.48	USD	300	2,490	(7,456)	9,946
Teck Resources Ltd., 3.750%, 2/01/23, 6/20/20*	1.00	Quarterly	0.29	USD	300	3,562	(7,927)	11,489
Transocean Inc., 3.800%, 10/15/22, 6/20/20*	1.00	Quarterly	1.17	USD	300	(780)	(22,208)	21,428
Morgan Stanley Capital Services LLC
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	5.00	Quarterly	22.33	USD	3,100	(1,445,423)	(1,412,080)	(33,343)
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	5.00	Quarterly	22.33	USD	3,060	(1,426,772)	(1,404,078)	(22,694)

						$(10,812,076)	$(8,998,028)	$(1,814,048)

*	Termination date

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	650	4/20/20	3.738%	3 Month LIBOR	Semi-Annual/ Quarterly	$(6,972)
JPMorgan Chase Bank, NA	USD	950	4/26/20	3.772%	3 Month LIBOR	Semi-Annual/ Quarterly	(10,564)

							$(17,536)

abfunds.com	AB UNCONSTRAINED BOND FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, NA
Euro Stoxx 50 Index	30,009	—	Maturity	EUR	3,160	12/18/20	$506,446
JPMorgan Chase Bank, NA
Euro Stoxx 50 Index	30,009	—	Maturity	EUR	3,211	12/18/20	448,664
Pay Total Return on Reference Obligation
Barclays Bank PLC
Portugal Republik 2.125% 10/2028	15,000,000	(0.90)%	Maturity	EUR	15,000	12/27/18	164,550
Goldman Sachs International
Bundesrepublik Deutschland 2.500% 8/2046	14,000,000	(0.70)%	Maturity	EUR	14,000	12/03/18	(70,331)

							$1,049,329

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG
AUD/JPY 1/14/20*	11.12%	Maturity	AUD	39	$6,980	$	– 0	–	$6,980
AUD/JPY 3/03/20*	12.75	Maturity	AUD	20	(4,302)		– 0	–	(4,302)
AUD/JPY 4/16/20*	12.25	Maturity	AUD	50	(2,235)		– 0	–	(2,235)
AUD/JPY 5/07/20*	12.22	Maturity	AUD	32	(629)		– 0	–	(629)
Goldman Sachs Bank USA
AUD/JPY 3/10/20*	12.90	Maturity	AUD	9	(2,300)		– 0	–	(2,300)
AUD/JPY 3/11/20*	12.80	Maturity	AUD	10	(2,285)		– 0	–	(2,285)

					$(4,771)	$	– 0	–	$(4,771)

*	Termination date

**	Principal amount less than 500.

***	Notional amount less than 500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the aggregate market value of these securities amounted to $57,730,747 or 21.9% of net assets.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Non-income producing security.

(d)	Fair valued by the Adviser.

(e)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost			Market Value		Percentage of Net Assets
Exide Technologies	5/23/17	$	– 0	–	$1,247		0.00%
Momentive Performance Materials, Inc. 8.88%, 10/15/20	9/06/16		– 0	–	– 0	–	0.00%

68 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(f)	Defaulted.

(g)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.93% of net assets as of October 31, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost			Market Value			Percentage of Net Assets
Aveta, Inc. 10.50%, 3/01/21	12/18/17	$	– 0	–	$	– 0	–	0.00%
Dominican Republic International Bond 15.95%, 6/04/21	6/14/11		722,090			625,038		0.24%
Exide Technologies 7.00%, 4/30/25	11/10/16		180,341			169,686		0.06%
Exide Technologies 11.00%, 4/30/22	5/24/17		109,487			103,830		0.04%
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 11/25/22	2/25/27		1,500,021			1,500,021		0.57%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/23/14		477,435			49,007		0.02%

(h)	Convertible security.

(i)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2018.

(j)	Illiquid security.

(k)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(l)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2018.

(m)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(n)	IO – Interest Only.

(o)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(p)	Defaulted matured security.

(q)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at October 31, 2018.

(r)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(s)	The rate shown represents the 7-day yield as of period end.

(t)	Affiliated investments.

(u)	One contract relates to 1 share.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

abfunds.com	AB UNCONSTRAINED BOND FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

12MTA – 12 Month Treasury Average

ABS – Asset-Backed Securities

ARLLMONP – Argentina Blended Policy Rate

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

IRS – Interest Rate Swaption

LIBOR – London Interbank Offered Rates

OAT – Obligations Assimilables du Trésor

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SPDR – Standard & Poor’s Depository Receipt

TIIE – Banco de México Equilibrium Interbank Interest Rate

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

70 | AB UNCONSTRAINED BOND FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2018

Assets
Investments in securities, at value Unaffiliated issuers (cost $257,935,950)	$252,066,137
Affiliated issuers (cost $7,219,965)	7,219,965
Cash	529
Cash collateral due from broker	10,261,077
Foreign currencies, at value (cost $370,054)	367,038
Receivable for investment securities sold and foreign currency transactions	15,639,538
Unrealized appreciation on forward currency exchange contracts	2,050,347
Unaffiliated dividends and interest receivable	1,807,469
Market value of credit default swaps (net premiums paid $212,550)	1,750,348
Unrealized appreciation on total return swaps	1,119,660
Receivable for capital stock sold	684,040
Receivable for variation margin on centrally cleared swaps	68,876
Receivable for variation margin on futures	33,544
Affiliated dividends receivable	21,731
Unrealized appreciation on variance swaps	6,980

Total assets	293,097,279

Liabilities
Swaptions written, at value (premiums received $538,411)	730,143
Options written, at value (premiums received $396,782)	432,361
Market value of credit default swaps (net premiums received $9,210,578)	12,562,424
Payable for investment securities purchased	10,291,306
Unrealized depreciation on forward currency exchange contracts	3,419,264
Cash collateral received from broker	1,045,000
Payable for capital stock redeemed	366,356
Unrealized depreciation on total return swaps	70,331
Advisory fee payable	65,214
Dividends payable	34,931
Administrative fee payable	29,325
Unrealized depreciation on interest rate swaps	17,536
Distribution fee payable	13,690
Unrealized depreciation on variance swaps	11,751
Transfer Agent fee payable	8,832
Directors’ fee payable	2,071
Payable for variation margin on centrally cleared swaps	1,605
Accrued expenses and other liabilities	289,534

Total liabilities	29,391,674

Net Assets	$263,705,605

Composition of Net Assets
Capital stock, at par	$31,238
Additional paid-in capital	276,891,750
Accumulated loss	(13,217,383)

$263,705,605

See notes to financial statements.

abfunds.com	AB UNCONSTRAINED BOND FUND | 71

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$23,445,363	2,773,080	$8.45	*

B	$114,696	13,543	$8.47

C	$9,163,605	1,083,629	$8.46

Advisor	$208,883,662	24,744,698	$8.44

R	$936,914	110,324	$8.49

K	$284,733	33,495	$8.50

I	$7,639,897	906,769	$8.43

Z	$13,236,735	1,572,193	$8.42

*	The maximum offering price per share for Class A shares was $8.83, which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended October 31, 2018

Investment Income
Interest (net of foreign taxes withheld of $2,516)	$10,872,284
Dividends
Affiliated issuers	187,247
Unaffiliated issuers	73,251
Other income	5,142	$11,137,924

Expenses
Advisory fee (see Note B)	1,526,873
Distribution fee—Class A	79,998
Distribution fee—Class B	1,266
Distribution fee—Class C	119,284
Distribution fee—Class R	5,843
Distribution fee—Class K	692
Transfer agency—Class A	21,835
Transfer agency—Class B	115
Transfer agency—Class C	8,332
Transfer agency—Advisor Class	143,569
Transfer agency—Class R	3,038
Transfer agency—Class K	553
Transfer agency—Class I	7,363
Transfer agency—Class Z	2,867
Custodian	214,061
Audit and tax	142,216
Registration fees	117,158
Administrative	90,270
Printing	56,226
Legal	50,470
Directors’ fees	25,434
Miscellaneous	75,601

Total expenses	2,693,064
Less: expenses waived and reimbursed by the Adviser (see Note B)	(523,121)

Net expenses		2,169,943

Net investment income		8,967,981

See notes to financial statements.

abfunds.com	AB UNCONSTRAINED BOND FUND | 73

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(550,713)
Forward currency exchange contracts	(2,007,930)
Futures	(1,527,568)
Options written	2,101,011
Swaps	(3,538,225)
Swaptions written	(1,052,687)
Foreign currency transactions	(494,768)
Net change in unrealized appreciation/depreciation on:
Investments	(4,550,591)
Forward currency exchange contracts	(1,908,217)
Futures	1,361,905
Options written	(1,090,419)
Swaps	2,076,905
Swaptions written	(227,384)
Foreign currency denominated assets and liabilities	(13,099)

Net loss on investment and foreign currency transactions	(11,421,780)

Contributions from Affiliates (see Note B)	304

Net Decrease in Net Assets from Operations	$(2,453,495)

See notes to financial statements.

74 | AB UNCONSTRAINED BOND FUND	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018	Year Ended October 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,967,981	$8,185,151
Net realized loss on investment and foreign currency transactions	(7,070,880)	(10,296,506)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(4,350,900)	14,255,175
Contributions from Affiliates (see Note B)	304	851

Net increase (decrease) in net assets from operations	(2,453,495)	12,144,671
Distributions to Shareholders
Class A	(521,975)	(1,288,080)
Class B	(1,182)	(5,262)
Class C	(112,252)	(476,767)
Advisor Class	(3,998,853)	(5,847,603)
Class R	(14,449)	(26,864)
Class K	(4,322)	(7,125)
Class I	(670,193)	(1,620,260)
Class Z	(284,923)	(336,792)
Return of Capital
Class A	(37,147)	(53,442)
Class B	(84)	(218)
Class C	(7,989)	(19,781)
Advisor Class	(284,580)	(242,616)
Class R	(1,028)	(1,115)
Class K	(308)	(296)
Class I	(47,695)	(67,224)
Class Z	(20,277)	(13,973)
Capital Stock Transactions
Net increase (decrease)	(34,571,341)	23,456,796

Total increase (decrease)	(43,032,093)	25,594,049
Net Assets
Beginning of period	306,737,698	281,143,649

End of period	$263,705,605	$306,737,698

See notes to financial statements.

abfunds.com	AB UNCONSTRAINED BOND FUND | 75

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

NOTE A

Significant Accounting Policies

AB Unconstrained Bond Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on October 25, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

76 | AB UNCONSTRAINED BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and asked prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

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Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange-traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models

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and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2018:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$59,428,620		$291,716	#	$59,720,336
Governments – Treasuries		– 0	–	31,267,718		– 0	–	31,267,718
Corporates – Investment Grade		– 0	–	25,456,953		0	#	25,456,953
Collateralized Mortgage Obligations		– 0	–	25,165,309		– 0	–	25,165,309
Inflation-Linked Securities		– 0	–	17,392,800		– 0	–	17,392,800
Investment Companies		8,081,158		– 0	–	– 0	–	8,081,158
Agencies		– 0	–	6,858,399		– 0	–	6,858,399
Governments – Sovereign Bonds		– 0	–	2,631,088		– 0	–	2,631,088

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Investments in Securities	Level 1			Level 2		Level 3			Total
Governments – Sovereign Agencies	$	– 0	–	$2,301,604		$	– 0	–	$2,301,604
Asset-Backed Securities		– 0	–	461,286			1,649,280		2,110,566
Emerging Markets – Corporate Bonds		– 0	–	1,798,905			49,007		1,847,912
Bank Loans		– 0	–	1,586,043			238,252		1,824,295
Emerging Markets – Sovereigns		– 0	–	1,706,221			– 0	–	1,706,221
Commercial Mortgage-Backed Securities		– 0	–	599,825			758,415		1,358,240
Emerging Markets – Treasuries		– 0	–	1,295,619			– 0	–	1,295,619
Common Stocks		394,438		495,428			189,811		1,079,677
Options Purchased- Puts		– 0	–	852,064			– 0	–	852,064
Option Purchased- Calls		– 0	–	780,178			– 0	–	780,178
Preferred Stocks		128,450		– 0	–		– 0	–	128,450
Local Governments – US Municipal Bonds		– 0	–	116,212			– 0	–	116,212
Warrants		19,646		– 0	–		– 0	–	19,646
Short-Term Investments:
U.S. Treasury Bills		– 0	–	49,559,519			– 0	–	49,559,519
Commercial Paper		– 0	–	9,999,424			– 0	–	9,999,424
Investment Companies		7,219,965		– 0	–		– 0	–	7,219,965
Time Deposits		– 0	–	512,749			– 0	–	512,749

Total Investments in Securities		15,843,657		240,265,964			3,176,481		259,286,102
Other Financial Instruments*:
Assets
Futures		3,911,689		– 0	–		– 0	–	3,911,689 †
Forward Currency Exchange Contracts		– 0	–	2,050,347			– 0	–	2,050,347
Centrally Cleared Credit Default Swaps		– 0	–	5,152,857			– 0	–	5,152,857 †
Centrally Cleared Interest Rate Swaps		– 0	–	8,287,794			– 0	–	8,287,794 †
Credit Default Swaps		– 0	–	1,750,348			– 0	–	1,750,348
Total Return Swaps		– 0	–	1,119,660			– 0	–	1,119,660
Variance Swaps		– 0	–	6,980			– 0	–	6,980
Liabilities
Futures		(597,946)		(768,186)			– 0	–	(1,366,132)†
Forward Currency Exchange Contracts		– 0	–	(3,419,264)			– 0	–	(3,419,264)
Call Options Written		– 0	–	(277,500)			– 0	–	(277,500)
Interest Rate Swaptions Written		– 0	–	(730,143)			– 0	–	(730,143)
Currency Options Written		– 0	–	(154,861)			– 0	–	(154,861)
Centrally Cleared Credit Default Swaps		– 0	–	(5,376,715)			– 0	–	(5,376,715)†
Centrally Cleared Interest Rate Swaps		– 0	–	(9,933,528)			– 0	–	(9,933,528)†
Credit Default Swaps		– 0	–	(12,562,424)			– 0	–	(12,562,424)
Interest Rate Swaps		– 0	–	(17,536)			– 0	–	(17,536)
Total Return Swaps		– 0	–	(70,331)			– 0	–	(70,331)
Variance Swaps		– 0	–	(11,751)			– 0	–	(11,751)

Total^		$19,157,400		$225,311,711			$3,176,481		$247,645,592

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#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Corporates - Investment Grade#			Asset- Backed Securities		Emerging Markets - Corporate Bonds
Balance as of 10/31/17	$916,724		$	– 0	–	$443,168		$	– 0	–
Accrued discounts/ (premiums)	17,784			– 0	–	18			– 0	–
Realized gain (loss)	3,952			– 0	–	5,139			– 0	–
Change in unrealized appreciation/ depreciation	869,608			– 0	–	(9,140)			7,803
Purchases	28,906			– 0	–	1,584,021			– 0	–
Sales/Paydowns	(1,472,876)			– 0	–	(446,308)			– 0	–
Reclassification	(72,382)			– 0	–	72,382			– 0	–
Transfers into Level 3	– 0	–		– 0	–	– 0	–		41,204
Transfers out of Level 3	– 0	–		– 0	–	– 0	–		– 0	–

Balance as of 10/31/18	$291,716		$	– 0	–	$1,649,280			$49,007

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18**	$(55,388)		$	– 0	–	$(5,954)			$7,803

	Bank Loans			Commercial Mortgage- Backed Securities		Common Stocks		Whole Loan Trusts
Balance as of 10/31/17	$	– 0	–	$1,007,164		$163,347		$1,038,518
Accrued discounts/ (premiums)		162		2,253		– 0	–	728
Realized gain (loss)		4		(26,366)		82,994		(791,486)
Change in unrealized appreciation/ depreciation		(5,145)		22,467		88,376		561,812
Purchases		243,439		– 0	–	71,560		– 0	–
Sales/Paydowns		(208)		(247,103)		(216,466)		(809,572)
Reclassification		– 0	–	– 0	–	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

	Bank Loans			Commercial Mortgage- Backed Securities		Common Stocks			Whole Loan Trusts
Transfers into Level 3	$	– 0	–	$ – 0	–	$	– 0	–	$	– 0	–
Transfers out of Level 3		– 0	–	– 0	–		– 0	–		– 0	–

Balance as of 10/31/18		$238,252		$758,415			$189,811		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18**		$(5,145)		$(3,025)			$106,557		$	– 0	–

	Short-Term Investments: Emerging Markets- Sovereigns			Total
Balance as of 10/31/17		$438,809		$4,007,730
Accrued discounts/ (premiums)		207		21,152
Realized gain (loss)		8,200		(717,563)
Change in unrealized appreciation/ depreciation		(6,705)		1,529,076
Purchases		– 0	–	1,927,926
Sales/Paydowns		(440,511)		(3,633,044)
Reclassification		– 0	–	– 0	–
Transfers into Level 3		– 0	–	41,204
Transfers out of Level 3		– 0	–	– 0	–

Balance as of 10/31/18	$	– 0	–	$3,176,481	+

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18**	$	– 0	–	$44,848

#	The Fund held securities with zero market value that were sold/expired/written off during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at October 31, 2018. Securities priced by (i) third party vendors, (ii) by brokers or (iii) using prior transacion prices, which approximates fair value, are excluded from the following table:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/18	Valuation Technique	Unobservable Input	Range/ Weighted Average
Common Stocks	$1,247	Market Approach	EBITDA* Projection	$172.0mm / N/A
			EBITDA* Multiples	3.6X-5.6X / 4.6X

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Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in EBITDA projections and EBITDA Multiple in isolation would be expected to result in a significantly higher (lower) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation on foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a prorate basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

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7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated sub-custodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited. As of October 31, 2018, the Fund did not hold repurchase agreements.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.65%, 1.65%, .65%, 1.15%, .90%, .65% and .65% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. For the year ended October 31, 2018, such reimbursements/waivers amounted to $496,464. This fee waiver and/or expense reimbursement agreement extends through January 31, 2019 and then may be extended by the Adviser for additional one-year terms.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common

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NOTES TO FINANCIAL STATEMENTS (continued)

stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the November 14, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

For the year ended October 31, 2018 and year ended October 31, 2017 the Adviser reimbursed the Fund $304 and $851, respectively, for an overdraft incurred due to a trade entry error.

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Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2018, the reimbursement for such services amounted to $90,270.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $58,196 for the year ended October 31, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $398 from the sale of Class A shares and received $185, $11 and $580 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2018, such waiver amounted to $26,657.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2018 is as follows:

Fund	Market Value 10/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$10,003	$370,821	$373,604	$7,220	$187

Brokerage commissions paid on investment transactions for the year ended October 31, 2018 amounted to $76,675, of which $0 and $0,

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respectively, was paid to Sanford C. Bernstein & Co., LLC or Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective January 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,331,917, $2,171,919, $45,716 and $13,268 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2018 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$125,812,733	$113,676,998
U.S. government securities	27,868,550	20,450,113

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$265,360,048

Gross unrealized appreciation	$26,971,692
Gross unrealized depreciation	(35,827,421)

Net unrealized depreciation	$(8,855,729)

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2018, the Fund held forward currency exchange contracts hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by

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the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2018, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the

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NOTES TO FINANCIAL STATEMENTS (continued)

exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended October 31, 2018, the Fund held purchased options for hedging and non-hedging purposes.

During the year ended October 31, 2018, the Fund held written options for hedging and non-hedging purposes.

During the year ended October 31, 2018, the Fund held purchased swaptions for hedging and non-hedging purposes.

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During the year ended October 31, 2018, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on

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a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2018, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of year ended October 31, 2018, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $165,776,319.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterpart. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

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Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the year ended October 31, 2018, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2018, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended October 31, 2018, the Fund held variance swaps for non-hedging purposes.

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The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives				Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value			Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$	– 0 –		Unrealized depreciation on interest rate swaps	$17,536

Interest rate contracts	Receivable/Payable for variation margin on futures		1,483,136	*	Receivable/Payable for variation margin on futures	416,696	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps		8,280,397	*	Receivable/Payable for variation margin on centrally cleared swaps	9,942,806	*

Interest rate contracts	Investments in securities, at value		775,622

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts				Swaptions written, at value	730,143

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	2,050,347		Unrealized depreciation on forward currency exchange contracts	3,419,264

Foreign currency contracts	Investments in securities, at value	239,120

Foreign currency contracts				Options written, at value	154,861

Foreign currency contracts	Unrealized appreciation on variance swaps	6,980		Unrealized depreciation on variance swaps	11,751

Credit contracts	Market value of credit default swaps	1,750,348		Market value of credit default swaps	12,562,424

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	$548,736	*	Receivable/Payable for variation margin on centrally cleared swaps	$712,475	*

Equity contracts	Unrealized appreciation on total return swaps	1,119,660		Unrealized depreciation on total return swaps	70,331

Equity contracts	Receivable/Payable for variation margin on futures	2,428,553	*	Receivable/Payable for variation margin on futures	949,436	*

Equity contracts	Investment in securities, at value	617,500

Equity contracts				Options written, at value	277,500

Total		$19,300,399			$29,265,223

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	$(611,035)		$331,584

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	980,528		1,505,667

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	1,998,692		145,342

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	(1,068,862)		(225,093)

Foreign currency contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	– 0	–	(4,771)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	(2,007,930)		(1,908,217)
Foreign currency contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(280,859)		146,082

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign currency contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	748,639		199,177

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	$(2,227)	$	– 0	–

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	(2,509,811)		1,662,004

Credit Contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	16,175		(2,291)

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	(417,379)		88,088

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	(2,508,096)		(143,762)

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(1,801,075)		1,570,886
Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	1,352,372		(1,289,596)

Total		$(6,110,868)		$2,075,100

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2018:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts.	$210,291,734
Average notional amount of sale contracts	$157,908,859

Centrally Cleared Interest Rate Swaps:
Average notional amount.	$1,355,853,235
Credit Default Swaps:
Average notional amount of buy contracts.	$402,285,589
Average notional amount of sale contracts	$146,281,789

Forward Currency Exchange Contracts:
Average principal amount of buy contracts.	$82,891,559
Average principal amount of sale contracts	$130,549,779

Futures:
Average original value of buy contracts.	$185,535,633
Average original value of sale contracts	$187,052,051

Interest Rate Swaps:
Average notional amount	$1,600,000

Total Return Swaps:
Average notional amount	$76,982,835

Variance Swaps:
Average notional amount	$822,220	(a)

Options Written:
Average notional amount	$32,067,796

Purchased Options:
Average notional amount.	$43,748,633

Purchased Swaptions:
Average notional amount	$98,727,081	(b)

Swaptions Written:
Average notional amount	$159,278,576

(a)	Positions were open for ten months during the period.

(b)	Positions were open for nine months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at year end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
Australia & New Zealand Bank Group Ltd.	$28,530	$	– 0	–	$	– 0	–	$	– 0	–	$28,530
Bank of America, NA	470,182	– 0	–	(450,000)	– 0	–	20,182
Barclays Bank PLC	1,073,385	(1,073,385)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	139,374	(50,187)	– 0	–	– 0	–	89,187
Citibank, NA	1,602,791	(1,602,791)	– 0	–	– 0	–	– 0	–
Credit Suisse International	385,841	(385,841)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	288,994	(288,994)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	696,999	(696,999)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	24,290	(24,290)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	785,287	(585,453)	(199,834)	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	115,104	(115,104)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	33,223	(33,223)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	65,716	(59,901)	– 0	–	– 0	–	5,815
UBS AG	232,361	(69,681)	– 0	–	– 0	–	162,680

Total	$5,942,077	$(4,985,849)	$(649,834)	$	– 0	–	$306,394	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Barclays Bank PLC	$1,110,864	$(1,073,385)	$	– 0	–	$	– 0	–	$37,479
BNP Paribas SA	3,057,369	– 0	–	– 0	–	(2,908,404)	148,965
Brown Brothers Harriman & Co.	50,187	(50,187)	– 0	–	– 0	–	– 0	–
Citibank, NA	2,439,885	(1,602,791)	– 0	–	(820,606)	16,488
Credit Suisse International	1,493,929	(385,841)	– 0	–	(1,011,076)	97,012
Deutsche Bank AG	1,584,159	(288,994)	– 0	–	(1,295,165)	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	3,335,426	(696,999)	– 0	–	(2,638,427)	– 0	–
HSBC Bank USA	29,868	(24,290)	– 0	–	– 0	–	5,578
JPMorgan Chase Bank, NA	585,453	(585,453)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	3,097,020	(115,104)	– 0	–	(2,981,916)	– 0	–
Royal Bank of Scotland PLC	52,568	(33,223)	– 0	–	(11,392)	7,953
Standard Chartered Bank	59,901	(59,901)	– 0	–	– 0	–	– 0	–
UBS AG	69,681	(69,681)	– 0	–	– 0	–	– 0	–

Total	$16,966,310	$(4,985,849)	$	– 0	–	$(11,666,986)	$313,475	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2018, the Fund had no unfunded loan commitments outstanding.

As of year ended October 31, 2018, the Fund had no bridge loan commitments outstanding.

During the year ended October 31, 2018, the Fund received commitment fees or additional funding fees in the amount of $5,142.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

Class A
Shares sold	761,128	1,220,423	$6,551,664	$10,594,167

Shares issued in reinvestment of dividends	49,313	101,813	421,839	869,293

Shares converted from Class B	2,111	6,619	18,227	57,585

Shares converted from Class C	53,730	193,998	460,981	1,693,663

Shares redeemed	(2,253,720)	(2,128,262)	(19,260,412)	(18,468,316)

Net decrease	(1,387,438)	(605,409)	$(11,807,701)	$(5,253,608)

Class B
Shares sold	472	1,685	$4,047	$14,571

Shares issued in reinvestment of dividends	140	580	1,200	4,933

Shares converted to Class A	(2,108)	(6,609)	(18,226)	(57,585)

Shares redeemed	(2,337)	(5,209)	(20,181)	(45,154)

Net decrease	(3,833)	(9,553)	$(33,160)	$(83,235)

Class C
Shares sold	61,492	207,622	$529,860	$1,781,562

Shares issued in reinvestment of dividends	10,734	45,573	91,851	386,845

Shares converted to Class A	(53,699)	(193,998)	(460,981)	(1,693,663)

Shares redeemed	(535,902)	(924,467)	(4,576,566)	(7,995,906)

Net decrease	(517,375)	(865,270)	$(4,415,836)	$(7,521,162)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

Advisor Class
Shares sold	10,962,843	12,428,633	$93,753,202	$107,644,192

Shares issued in reinvestment of dividends	384,284	545,245	3,277,680	4,662,441

Shares redeemed	(9,170,594)	(9,259,079)	(78,324,544)	(79,966,458)

Net increase	2,176,533	3,714,799	$18,706,338	$32,340,175

Class R
Shares sold	37,319	93,737	$321,289	$818,994

Shares issued in reinvestment of dividends	1,794	3,277	15,395	27,979

Shares redeemed	(86,967)	(44,485)	(747,865)	(388,175)

Net increase (decrease)	(47,854)	52,529	$(411,181)	$458,798

Class K
Shares sold	6,347	2,846	$54,926	$24,712

Shares issued in reinvestment of dividends	538	866	4,622	7,420

Shares redeemed	(1,765)	(917)	(15,252)	(8,055)

Net increase	5,120	2,795	$44,296	$24,077

Class I
Shares sold	129,583	44,474	$1,123,301	$381,770

Shares issued in reinvestment of dividends	84,075	197,941	717,888	1,687,484

Shares redeemed	(4,839,492)	(18,197)	(40,924,019)	(156,984)

Net increase (decrease)	(4,625,834)	224,218	$(39,082,830)	$1,912,270

Class Z
Shares sold	1,266,177	326,742	$10,815,060	$2,828,259

Shares issued in reinvestment of dividends	35,867	41,135	305,199	350,763

Shares redeemed	(1,028,128)	(185,498)	(8,691,526)	(1,599,541)

Net increase	273,916	182,379	$2,428,733	$1,579,481

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

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NOTES TO FINANCIAL STATEMENTS (continued)

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements

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NOTES TO FINANCIAL STATEMENTS (continued)

and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2018.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$5,608,150	$9,608,752

Total taxable distributions paid	5,608,150	9,608,752
Return of capital	399,107	398,666

Total distributions paid	$6,007,257	$10,007,418

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(3,674,945	)(a)
Unrealized appreciation/(depreciation)	(8,869,967	)(b)

Total accumulated earnings/(deficit)	$(12,544,912	)(c)

(a)

As of October 31, 2018, the Fund had a net capital loss carryforward of $3,489,876. The Fund also had $1,053,051 of capital loss carryforwards expire during the fiscal year. As of October 31, 2018, the cumulative deferred loss on straddles was $185,069.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

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NOTES TO FINANCIAL STATEMENTS (continued)

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable, the tax treatment of defaulted securities, and the tax treatment of swaps.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2018, the Fund had a net capital loss carryforward of $3,489,876 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$1,313,588	n/a	2019
– 0 –	$2,176,288	No expiration

During the current fiscal year, permanent differences primarily due to the expiration of capital loss carryforwards and contributions from the Adviser resulted in a net decrease in accumulated loss and a net decrease in additional paid in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13

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NOTES TO FINANCIAL STATEMENTS (continued)

are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules simplifies certain disclosure requirements on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 8.69	$ 8.62	$ 8.47	$ 8.67	$ 8.68

Income From Investment Operations
Net investment income(a)(b)	.20	.22	.24	.22	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.29)	.14	.06	(.19)	(.06)
Contributions from Affiliates	.00	(c)	.00	(c)	.01	.01	– 0	–

Net increase (decrease) in net asset value from operations	(.09)	.36	.31	.04	.10

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.28)	(.16)	(.24)	(.11)
Return of capital	(.01)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.15)	(.29)	(.16)	(.24)	(.11)

Net asset value, end of period	$ 8.45	$ 8.69	$ 8.62	$ 8.47	$ 8.67

Total Return
Total investment return based on net asset value(d)†*	(1.01)%	4.24	%^	3.74	%^	0.49%	1.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,445	$36,136	$41,061	$50,031	$62,396
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.89%	.92%	.91%	.90%	.90%
Expenses, before waivers/reimbursements(e)(f)	1.07%	1.08%	1.07%	1.06%	1.06%
Net investment income(b)	2.35%	2.57%	2.80%	2.51%	1.81%
Portfolio turnover rate	67%	66%	137%	149%	161%

+ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.02%	.01%	.00%	.00%

See footnote summary on pages 119-120.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 8.70	$ 8.62	$ 8.48	$ 8.68	$ 8.68

Income From Investment Operations
Net investment income(a)(b)	.16	.16	.15	.15	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.30)	.14	.08	(.18)	(.05)
Contributions from Affiliates	.00	(c)	.00	(c)	.01	.01	– 0	–

Net increase (decrease) in net asset value from operations	(.14)	.30	.24	(.02)	.05

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.21)	(.10)	(.18)	(.05)
Return of capital	(.01)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.09)	(.22)	(.10)	(.18)	(.05)

Net asset value, end of period	$ 8.47	$ 8.70	$ 8.62	$ 8.48	$ 8.68

Total Return
Total investment return based on net asset value(d)†*	(1.65)%	3.52%	2.85%	(0.23)%	0.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$115	$151	$232	$442	$828
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	1.64%	1.66%	1.65%	1.60%	1.60%
Expenses, before waivers/reimbursements(e)(f)	1.84%	1.86%	1.81%	1.76%	1.77%
Net investment income(b)	1.87%	1.82%	1.82%	1.71%	1.11%
Portfolio turnover rate	67%	66%	137%	149%	161%

+ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.02%	.01%	.00%	.00%

See footnote summary on pages 119-120.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 8.69	$ 8.62	$ 8.47	$ 8.67	$ 8.68

Income From Investment Operations
Net investment income(a)(b)	.14	.16	.18	.17	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.28)	.13	.06	(.19)	(.06)
Contributions from Affiliates	.00	(c)	.00	(c)	.01	.01	– 0	–

Net increase (decrease) in net asset value from operations	(.14)	.29	.25	(.01)	.04

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.21)	(.10)	(.19)	(.05)
Return of capital	(.01)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.09)	(.22)	(.10)	(.19)	(.05)

Net asset value, end of period	$ 8.46	$ 8.69	$ 8.62	$ 8.47	$ 8.67

Total Return
Total investment return based on net asset value(d)†*	(1.64)%	3.43	%^	2.98%	(0.19)%	0.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,164	$13,908	$21,247	$26,119	$20,681
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	1.64%	1.66%	1.65%	1.60%	1.60%
Expenses, before waivers/reimbursements(e)(f)	1.82%	1.83%	1.81%	1.77%	1.77%
Net investment income(b)	1.68%	1.85%	2.08%	1.95%	1.14%
Portfolio turnover rate	67%	66%	137%	149%	161%

+ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.02%	.01%	.00%	.00%

See footnote summary on pages 119-120.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 8.67	$ 8.61	$ 8.46	$ 8.66	$ 8.67

Income From Investment Operations
Net investment income(a)(b)	.27	.24	.25	.25	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.33)	.13	.07	(.19)	(.07)
Contributions from Affiliates	.00	(c)	.00	(c)	.01	.01	– 0	–

Net increase (decrease) in net asset value from operations	(.06)	.37	.33	.07	.12

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.30)	(.18)	(.27)	(.13)
Return of capital	(.01)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.17)	(.31)	(.18)	(.27)	(.13)

Net asset value, end of period	$ 8.44	$ 8.67	$ 8.61	$ 8.46	$ 8.66

Total Return
Total investment return based on net asset value(d)†*	(0.64)%	4.39	%^	4.02	%^	0.80%	1.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$208,884	$195,764	$162,255	$220,195	$248,510
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.64%	.67%	.65%	.60%	.60%
Expenses, before waivers/reimbursements(e)(f)	.82%	.83%	.81%	.76%	.77%
Net investment income(b)	3.20%	2.79%	3.02%	2.89%	2.14%
Portfolio turnover rate	67%	66%	137%	149%	161%

+ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.02%	.01%	.00%	.00%

See footnote summary on pages 119-120.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 8.71	$ 8.62	$ 8.46	$ 8.65	$ 8.65

Income From Investment Operations
Net investment income(a)(b)	.19	.20	.21	.21	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.29)	.14	.07	(.20)	(.06)
Contributions from Affiliates	.00	(c)	.00	(c)	.01	.01	– 0	–

Net increase (decrease) in net asset value from operations	(.10)	.34	.29	.02	.08

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.24)	(.13)	(.21)	(.08)
Return of capital	(.01)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.12)	(.25)	(.13)	(.21)	(.08)

Net asset value, end of period	$ 8.49	$ 8.71	$ 8.62	$ 8.46	$ 8.65

Total Return
Total investment return based on net asset value(d)†*	(1.21)%	4.02%	3.43	%^	0.35%	0.98%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$937	$1,378	$911	$1,126	$801
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	1.14%	1.16%	1.15%	1.10%	1.10%
Expenses, before waivers/reimbursements(e)(f)	1.51%	1.52%	1.48%	1.46%	1.46%
Net investment income(b)	2.26%	2.33%	2.53%	2.48%	1.66%
Portfolio turnover rate	67%	66%	137%	149%	161%

+ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.02%	.01%	.00%	.00%

See footnote summary on pages 119-120.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 8.72	$ 8.64	$ 8.49	$ 8.68	$ 8.68

Income From Investment Operations
Net investment income(a)(b)	.24	.22	.25	.22	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.32)	.14	.04	(.18)	(.05)
Contributions from Affiliates	.00	(c)	.00	(c)	.01	.01	– 0	–

Net increase (decrease) in net asset value from operations	(.08)	.36	.30	.05	.11

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.27)	(.15)	(.24)	(.11)
Return of capital	(.01)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.14)	(.28)	(.15)	(.24)	(.11)

Net asset value, end of period	$ 8.50	$ 8.72	$ 8.64	$ 8.49	$ 8.68

Total Return
Total investment return based on net asset value(d)†*	(0.89)%	4.23%	3.63%	0.55%	1.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$285	$248	$221	$181	$245
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.89%	.92%	.90%	.85%	.85%
Expenses, before waivers/reimbursements(e)(f)	1.20%	1.20%	1.17%	1.12%	1.14%
Net investment income(b)	2.80%	2.54%	2.94%	2.55%	1.87%
Portfolio turnover rate	67%	66%	137%	149%	161%

+ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.02%	.01%	.00%	.00%

See footnote summary on pages 119-120.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 8.66	$ 8.60	$ 8.45	$ 8.65	$ 8.66

Income From Investment Operations
Net investment income(a)(b)	.20	.25	.27	.25	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.25)	.12	.06	(.19)	(.06)
Contributions from Affiliates	.00	(c)	.00	(c)	.01	.01	– 0	–

Net increase (decrease) in net asset value from operations	(.05)	.37	.34	.07	.12

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.30)	(.19)	(.27)	(.13)
Return of capital	(.01)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.18)	(.31)	(.19)	(.27)	(.13)

Net asset value, end of period	$ 8.43	$ 8.66	$ 8.60	$ 8.45	$ 8.65

Total Return
Total investment return based on net asset value(d)†*	(0.59	)%^	4.44	%^	4.07	%^	0.78%	1.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,640	$47,915	$45,629	$44,242	$39,782
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.64%	.67%	.65%	.60%	.60%
Expenses, before waivers/reimbursements(e)(f)	.76%	.80%	.77%	.78%	.74%
Net investment income(b)	2.32%	2.84%	3.17%	2.93%	2.10%
Portfolio turnover rate	67%	66%	137%	149%	161%

+ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.02%	.01%	.00%	.00%

See footnote summary on pages 119-120.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,	November 4, 2014(g) to October 31, 2015
2018	2017	2016

Net asset value, beginning of period	$ 8.66	$ 8.59	$ 8.45	$ 8.65

Income From Investment Operations
Net investment income(a)(b)	.26	.25	.28	.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.32)	.13	.04	(.25)
Contributions from Affiliates	.00	(c)	.00	(c)	.01	.01

Net increase (decrease) in net asset value from operations	(.06)	.38	.33	.07

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.30)	(.19)	(.27)
Return of capital	(.01)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.18)	(.31)	(.19)	(.27)

Net asset value, end of period	$ 8.42	$ 8.66	$ 8.59	$ 8.45

Total Return
Total investment return based on net asset value(d)†*	(0.70)%	4.57%	3.94%	0.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,237	$11,238	$9,587	$2,031
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.64%	.67%	.65%	.60	%(h)
Expenses, before waivers/reimbursements(e)(f)	.78%	.80%	.78%	.80	%(h)
Net investment income(b)	3.10%	2.86%	3.31%	3.68	%(h)
Portfolio turnover rate	67%	66%	137%	149%

+ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.02%	.01%	.00%

See footnote summary on pages 119-120.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate share of the fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended October 31, 2018, October 31, 2017 and October 31, 2016, such waiver amounted to 0.01%, 0.02% and 0.01%, respectively.

(f)	The expense ratios presented below exclude non-operating expense:

	Year Ended October 31,
	2018	2017	2016	2015	2014

Class A
Net of waivers/reimbursements	.89%	.88%	.89%	.90%	.90%
Before waivers/reimbursements	1.07%	1.04%	1.05%	1.06%	1.06%
Class B
Net of waivers/reimbursements	1.64%	1.63%	1.63%	1.60%	1.60%
Before waivers/reimbursements	1.84%	1.83%	1.78%	1.76%	1.77%
Class C
Net of waivers/reimbursements	1.64%	1.63%	1.63%	1.60%	1.60%
Before waivers/reimbursements	1.82%	1.80%	1.79%	1.77%	1.77%
Advisor Class
Net of waivers/reimbursements	.64%	.63%	.63%	.60%	.60%
Before waivers/reimbursements	.82%	.79%	.78%	.76%	.77%
Class R
Net of waivers/reimbursements	1.14%	1.13%	1.13%	1.10%	1.10%
Before waivers/reimbursements	1.51%	1.49%	1.46%	1.46%	1.46%
Class K
Net of waivers/reimbursements	.89%	.88%	.88%	.85%	.85%
Before waivers/reimbursements	1.20%	1.16%	1.15%	1.12%	1.14%
Class I
Net of waivers/reimbursements	.64%	.63%	.63%	.60%	.60%
Before waivers/reimbursements	.76%	.76%	.75%	.78%	.74%

				November 4, 2014(g) to October 31, 2015
	2018	2017	2016

Class Z
Net of waivers/reimbursements	.64%	.63%	.63%	.60	%(h)
Before waivers/reimbursements	.78%	.76%	.76%	.80	%(h)

(g)	Commencement of distribution.

(h)	Annualized.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class for the years ended October 31, 2017 and October 31, 2016, by 0.05% and 0.01%, respectively.

†	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the years ended October 31, 2016 and October 31, 2015 by 0.08% and 0.08%, respectively.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Unconstrained Bond Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Unconstrained Bond Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included con-

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

firmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 28, 2018

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2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended October 31, 2018. For individual shareholders, the Fund designates 1.30% of dividends paid as qualified dividend income. For corporate shareholders, 1.30% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 21.92% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Scott A. DiMaggio(2), Vice President Gershon M. Distenfeld(2), Vice President Douglas J. Peebles(2), Vice President Dimitri Silva(2), Vice President John Taylor(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein

Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team and the Global Credit Investment Team. Messrs. DiMaggio, Distenfeld, Peebles, Silva and Taylor are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,† 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), and the head of AllianceBernstein Investments, Inc. (“ABI”), since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,# Chairman of the Board 77 (2014)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi- conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non- profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,# 75 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr.,# ^ 86 (1995)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin,# 70 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the Funds since August 2014.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,# 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; and Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016, and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,# 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	95	None

Earl D. Weiner,# 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

†	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^	Mr. Foulk is expected to retire as on or about December 31, 2018.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Scott A. DiMaggio 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Gershon M. Distenfeld 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013. He is also Co-Head of Fixed Income.

Douglas J. Peebles 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013. He is also Chief Investment Officer of Fixed Income.

Dimitri Silva 36	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2013.

John Taylor 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Stephen M. Woetzel 47	Controller	Senior Vice President of ABIS**, with which he has been associated since prior to 2013.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Unconstrained Bond Fund, Inc. (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance

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or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources

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it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of

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the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other

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funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and

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the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that

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an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Unconstrained Bond Fund, Inc. (formerly named AllianceBernstein Diversified Yield Fund, Inc.) (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on October 31-November 2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are

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independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors

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also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory

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and other communications about fund operations; (iv) must service, and be marketed to, retail investors and financial intermediaries; and (v) requires a larger sales support infrastructure. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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AB UNCONSTRAINED BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

UB-0151-1018

ITEM 2. CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Unconstrained Bond Fund	2017	$107,809	$41	$29,902
	2018	$107,809	$19	$43,106

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Unconstrained Bond Fund	2017	$753,058	$29,943
			$(41)
			$(29,902)

	2018	$600,704	$43,125
			$(19)
			$(43,106)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Unconstrained Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 28, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 28, 2018